[MHM Final 07/16/24]

[Translation]

Filed Document:	Amendment to SECURITIES REGISTRATION STATEMENT

To be Filed with:	Director of Kanto Local Finance Bureau

Filing Date:	April 12, 2024
Filing Date of Amendment to SRS:	July 16, 2024
Name of the Registrant Fund:	PUTNAM INCOME FUND

Name and Official Title	Jonathan S. Horwitz
of Representative of the Fund:	Executive Vice President, Principal Executive Officer and Compliance Liaison

Address of Principal Office:	100 Federal Street, Boston,
Massachusetts 02110, U. S. A.

Name and Title of Registration Agent:	Ken Miura
Attorney-at-Law

Address or Place of Business	Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Ken Miura
Attorney-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

Name of the Fund Making Public	PUTNAM INCOME FUND

Offering or Sale of Foreign

Investment Fund Securities:

Aggregate Amount of	Up to 3.4 billion U.S. Dollars (approximately
Foreign Investment Fund Securities	Japanese Yen 501.7 billion) for Class M Shares.

to be Publicly Offered or Sold:

Note:	U.S. Dollars ("U.S. $" or "$") amounts are translated into Japanese Yen ("JPY") at the rate of U.S. $1.00 = JPY 147.55 the mean of the exchange rate quotations by MUFG Bank, Ltd. for buying and selling spot U.S. Dollars by telegraphic transfer against Japanese Yen on January 31, 2024.

Places where a copy of this Securities

Registration Statement is available

for Public Inspection in Japan:	Not applicable.

PART I. INFORMATION CONCERNING SECURITIES

1.	NAME OF FUND:	PUTNAM INCOME FUND
(hereinafter referred to as the "Fund")

2.	NATURE OF FOREIGN	Eight classes of shares (Class A shares,
	INVESTMENT FUND SECU-	Class B shares, Class C shares, Class M shares,
	RITIES CERTIFICATES:	Class R shares, Class R5 shares, Class R6 shares and Class Y shares)

Registered shares of beneficial interest without par value.
In Japan, only Class M shares (hereinafter referred to as the "Shares") are publicly offered. The Shares are an additional offering type ("Tsuikagata"). As to the Shares, there are no credit ratings that have been provided or made available for inspection by any credit-rating firm due to the request from the issuer of the Fund, or that are to be provided or made available for inspection by any credit-rating firm due to a request from the issuer of the Fund.

3.	TOTAL AMOUNT OF	Up to 3.4 billion U.S. Dollars (approximately
	OFFERING PRICE:	JPY 501.7 billion) for Class M Shares.

Note 1: For convenience, U.S. Dollar amounts are translated at the rate of $1.00= JPY 147.55 (the mean of the exchange rate quotations by MUFG Bank, Ltd. for buying and selling spot U.S. Dollars by telegraphic transfer against Japanese Yen on January 31, 2024). The same rate applies hereinafter, unless otherwise indicated.

Note 2: In this document, money amounts and percentages ending in the numeral 5 or higher have been rounded up to 10 and otherwise rounded down. Therefore, there are cases in which the amount for the "total" column is not equal to the aggregate amount. Also, conversion into other currencies is done by simply multiplying the corresponding amount by the conversion rate specified and rounding the resulting number up to 10 if the amount ends in the numeral 5 or higher and otherwise rounding down when necessary. As a result, in this document, there are cases in which Japanese Yen figures for the same information differ from each other.

4.	ISSUE PRICE:	The net asset value per Share (the "Net Asset Value") next calculated on a Fund Business Day after the application for purchase is received by the Fund (the "Issue Price").
Note:	A "Fund Business Day" means a day on which the New York Stock Exchange is open for business.
The Issue Price may be applicable at the PLACE OF SUBSCRIPTION described in Item 8 below.
5.	SALES CHARGE:	The public offering price means the amount calculated by dividing the net asset value by (1- 0.0325), and rounding to three decimal places. The sales charge in Japan is 3.00% of the amount obtained by deduction of the amount equivalent to 3.30% (3.00% after tax deduction) of the public offering price from such price (hereinafter referred to as the "Sales Price"). Any amount of the Sales Price that is over the net asset value shall be retained by Putnam Retail Management Limited Partnership, principal underwriter of the Fund (the "Principal Underwriter").

6.	MINIMUM AMOUNT OR	The minimum amount for purchase of Shares
	NUMBER OF SHARES	is 200 shares. Shares may be purchased in
	FOR SUBSCRIPTION:	integral multiples of 100 shares.

7.	PERIOD OF SUBSCRIPTION:	From:	April 13, 2024 (Saturday)
		To:	April 11, 2025 (Friday)

Provided that the subscription is handled only on a Fund Business Day that is also a business day when financial instruments firms are open for business in Japan.
(Note)	Period of subscription is renewed by submitting Securities Registration Statements by the end of the offering period.

8.	PLACE OF SUBSCRIPTION:	Mizuho Securities Co., Ltd. (hereinafter referred to as "Mizuho Securities" or "Distributor")
5-1, Otemachi 1-chome, Chiyoda-ku, Tokyo

Home page URL:	https://www.mizuho-sc.com
Phone number:	0120-324-390
Note:	The subscription is handled at the head office and the branch offices in Japan of the above-mentioned Distributor.

9.	DATE	Investors shall pay the Issue Price and Sales
OF PAYMENT:	Charge to the Distributor within 4 business days in Japan from the day when the Distributor confirms the execution of the order (the "Trade Day").
The total issue price for each date of subscription (the "Application Day") will be transferred by the Distributor to the account of the Principal Underwriter within 3 Fund Business Days (hereinafter referred to as "Payment Date") from (and including) the Application Day.

10.	PLACE OF PAYMENT:	Mizuho Securities:
Otemachi First Square, 5-1, Otemachi 1-chome,
Chiyoda-ku, Tokyo

Home page URL:	https://www.mizuho-sc.com
Phone number:	0120-324-390

11.	MATTERS CONCERNING THE TRANSFER AGENCY:

Not applicable.

12.	MISCELLANEOUS:
(a)	DEPOSIT FOR SUBSCRIPTION: None.
(b)	OUTLINE OF UNDERWRITING, ETC.:
(i)	The Distributor undertakes to make a public offering of the Shares in accordance with an agreement dated 18th August 1997 with the Principal Underwriter in connection with the sale of the Shares in Japan.
(ii)	During the public offering period, the Distributor will execute or forward purchase orders and repurchase requests for the Shares received directly or indirectly through other Sales Handling Companies (hereinafter referred to, together with Distributor, as "Sales Handling Companies") to the Fund.
Note:	"Sales Handling Company" means a financial instruments firm and/or registration agent financial institution which shall conclude the agreement with a distributor concerning agency business of units of the Fund, acts as agent for a distributor for subscription or redemption of shares from investors and subscription money from investors or payment of redemption proceeds to investors, etc.
(iii)	The Fund has appointed the Distributor as the Agent Company (the "Agent Company") in Japan.
Note:	"The Agent Company" shall mean an agent company which, under a contract made with a foreign issuer or a local underwriter of investment securities, makes public the net asset value per Share and forwards the prospectuses concerning the Shares, the financial reports or other documents to Sales Handling Companies in Japan rendering such other services.
(c)	Method of Subscription:

Investors who subscribe to Shares shall enter into an agreement with the Sales Handling Companies concerning transactions of foreign securities. The Sales Handling Companies shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (collectively the "Account Contract") and the investors shall submit to the Sales Handling Companies an application requesting the opening of a transactions account under the Account Contract. The subscription amount shall be paid in yen in principal and the yen exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription and which shall be determined by such Sales Handling Companies.

The subscription amount shall be paid in U.S. Dollars to the account of the Principal Underwriter, by the Distributor on the Payment Date.

(d)	PAST PERFORMANCE

The performance information below gives some indication of the risks associated with an investment in the Fund by showing the Fund's performance year-to-year and over time. The bar chart shows calendar year returns and the average annual total return over the past 10 years for the Fund’s class M shares. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Investors should remember that past performance is not necessarily an indication of future results.

Monthly performance figures for the Fund are available at putnam.com.

Annual total returns for class M shares before sales charges

*	Best calendar quarter (Q4 2023), 6.76%.
*	Worst calendar quarter (Q3 2022), -6.03%.

Average Annual Total Returns after sales charges (for periods ended 12/31/2023)

	Past 1 year	Past 5 years	Past 10 years
Class M	1.14%	-0.03%	0.98%
Bloomberg U.S. Aggregate Bond Index(Note 1,2) (no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%

(Note 1)　The Fund uses Bloomberg U.S. Aggregate Bond Index as the benchmark.

(Note 2)　All Bloomberg indices provided by Bloomberg Index Services Limited.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

(e)	COSTS ASSOCIATED WITH AN INVESTOR'S INVESTMENT

Maximum sales charges and redemption fees (fees paid directly from an investor's investment)

The following tables describe the fees and expenses investors may pay if they buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. An investor may qualify for sales charge discounts if the investor and the investor's family invest, or agree to invest in the future, at least $100,000 in class A shares (not offered in Japan) or $50,000 in class M shares of Putnam funds.

Shareholder Fees on Purchases of Class M Shares (fees paid directly from an investor's investment)

Class M
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	3.25%*
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)	NONE
*	The sales charge in Japan shall be 3.00% of the amount obtained by deduction of the amount equivalent to 3.30% (3.00% after tax deduction) of the public offering price from such price.

Annual Fund Operating Expenses (expenses investors pay each year as a percentage of the value of their investment)

	Management Fees	Distribution & Service 12b-1 Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reimbursement#	Total Annual Fund Operating Expenses After Expense Reimbursement
Class M	0.39%	0.50%	0.24%	1.13%	(0.12)%	1.01%

# Reflects the contractual obligation of Franklin Advisers, Inc. (“Franklin Advisers”), the Fund’s investment manager ("Franklin Advisers" or the "Investment Management Company") to limit certain Fund expenses through February 28, 2025. This obligation may be modified or discontinued only with approval of the Board of Trustees.

(Note) Effective July 15, 2024, Putnam Investment Management, LLC ("Putnam Management") transferred all of its rights and obligations under the management contract between Putnam Management and the Fund to Franklin Advisers, and Franklin Advisers assumed the role of the Investment Management Company at that time.

(f)	EXAMPLE

The following hypothetical example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that an investor invests $10,000 in the Fund for the time periods indicated and then redeems all the investor's shares at the end of those periods. It assumes a 5% return on an investor's investment each year and that the Fund's operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. An investor's actual costs may be higher or lower.

	1 year	3 years	5 years	10 years
Class M	$425	$661	$916	$1,645

(g)	PORTFOLIO TURNOVER

The Fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect Fund performance. The Fund’s turnover rate in the most recent fiscal year was 1,123%.

(h)	Offerings other than in Japan:

Shares are simultaneously offered in the United States of America.

PART II. INFORMATION CONCERNING THE FUND

I.	DESCRIPTION OF THE FUND
1.	NATURE OF THE FUND
(1)	Objective and Basic Nature of the Fund:
(i)	Form of the Fund:

The Fund is a Massachusetts business trust organized on August 13, 1982 as the successor to The Putnam Income Fund, Inc., a Massachusetts corporation organized on October 13, 1954. A copy of the Fund's Amended and Restated Agreement and Declaration of Trust (the "Agreement and Declaration of Trust"), which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Fund is an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") with an unlimited number of authorized shares of beneficial interest. The Trustees of the Fund (the "Trustees") may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Only the Fund's class M shares are currently offered in Japan. The Fund offers other classes of shares with different sales charges and expenses in the United States of America. Because of these different sales charges and expenses, the investment performance of the classes will vary.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes vote together as a single class except when otherwise required by law or as determined by the Trustees. The Trustees may take many actions affecting the Fund without shareholder approval, including under certain circumstances merging the Fund into another Putnam fund. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investor's shares without the investor's permission and send the investor the proceeds after providing the record holder of these Fund shares with at least 60 days' notice to attain the minimum. To the extent permitted by applicable law, the Fund may also redeem shares if an investor owns more shares than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future investors.

The Agreement and Declaration of Trust places no limitation on the number of shares authorized.

(Note)	The Putnam funds' Board of Trustees oversees the general conduct of the Fund's business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam funds' Board of Trustees are independent, which means they are not officers of the Fund or affiliated with the Investment Management Company.
(ii)	Objective and Basic Nature of the Fund:

GOAL

The Fund seeks high current income consistent with what the Investment Management Company believes to be prudent risk.

INVESTMENTS

The Fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and related derivative instruments, and other obligations of companies and governments worldwide denominated in U.S. dollars or (to a lesser extent) non-U.S. currencies, are either investment-grade or below-investment-grade in quality (sometimes referred to as "junk bonds"), and have intermediate- to long-term maturities (three years or longer). The Fund currently has significant investment exposure to residential and commercial mortgage-backed securities. The Investment Management Company may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The Fund typically uses to a significant extent derivatives, including credit default swaps, interest rate swaps, total return swaps, to-be-announced (TBA) commitments, futures, options, and swaptions, including on mortgage -backed securities and indices, and certain non-U.S. currency transactions, for both hedging and non-hedging purposes including to obtain or adjust exposure to mortgage-backed investments.

RISKS

It is important to understand that investors can lose money by investing in the Fund.

The value of investments in the Fund's portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, outbreaks of infectious illnesses or other widespread public health issues, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the Fund's portfolio holdings, may negatively impact the Fund’s performance, and may exacerbate other risks to which the Fund is subject.

The risks associated with bond investments include interest rate risk, which is the risk that the value of the Fund's investments is likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuer of a bond may default on payment of interest or principal. Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (a significant part of the Fund's investments), which can be more sensitive to changes in markets, credit conditions, and interest rates and may be considered speculative.

Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The Fund may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields.

The Fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid.

The Fund's investments in mortgage-backed securities may make the Fund’s net asset value more susceptible to economic, market, political and other developments affecting the residential and commercial real estate markets and the servicing of mortgage loans secured by real estate properties. During periods of difficult economic conditions, delinquencies and losses on commercial mortgage-backed investments in particular generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants.

The Fund's use of derivatives may increase the risks of investing in the Fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivative positions and the potential failure of the other party to the instrument to meet its obligations. The risk of a party failing to meet its obligations may increase if the Fund has significant exposure to that counterparty. The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivative instrument and the reference asset, or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact the Fund’s returns, obligations and exposures. Derivatives are also subject to other risks, including liquidity risk (e.g., liquidity demands arising from the requirement to make payments to a derivative counterparty), operational risk (e.g., settlement issues or system failures) and legal risk (e.g., insufficient legal documentation or contract enforceability issues).

The Fund expects to engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income and may incur higher transaction costs than funds with relatively lower turnover, which may detract from performance.

There is no guarantee that the investment techniques, analyses, or judgments that the Investment Management Company applies in making investment decisions for the Fund will produce the intended outcome or that the investments the Investment Management Company selects for the Fund will perform as well as other securities that were not selected for the Fund. The Investment Management Company, or the Fund’s other service providers, may experience disruptions or operating errors that could negatively impact the Fund.

The Fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(2)	History of the Fund:
October 13, 1954:	Organization of the Fund as a Massachusetts corporation.
August 13, 1982:	Organization of the Fund as a Massachusetts business trust. Adoption of the Agreement and Declaration of Trust.
April 7, 1989:	Adoption of the Amended and Restated Agreement and Declaration of Trust.
April 17, 2014:	Adoption of the Amended and Restated Agreement and Declaration of Trust.

(3) Structure of the Fund

(i) Structure of the Fund

Fund
Putnam Income Fund
Trustees
(Agreement and Declaration of Trust)
Amended and Restated Distribution Contract
Amended & Restated Investor Servicing Agreement – Open-end Funds
Investor Servicing Agent
Putnam Investor Services, Inc.
(acts as investor servicing agent of the Fund)
Principal Underwriter
Putnam Retail Management Limited Partnership(Note 1)
(acts as distributor)
Master Custodian Agreement
Agent Company Agreement
Japan Dealer Sales Contract
Management Contract
Custodian
Sub-Accounting Agent
State Street Bank and Trust Company
(acts as custodian and sub-accounting agent of the Fund)
Distributor in Japan
Agent Company
Mizuho Securities Co., Ltd.
(forwarding of sales and repurchases of the Shares of the Fund in Japan and rendering of service as agent company)
Master Sub-Accounting Services Agreement
Investment Management Company
Franklin Advisers, Inc. (Note 2)
(acts as investment manager of the Fund and investment adviser concerning the Fund's assets)
Sub-Advisory Contract
Sub-Management Contract
Sub-Administrative Agreement
Sub-Adviser
Putnam Investment Management, LLC(Note 3)
(may provide certain advisory and related services to the Fund)
Sub-Investment Management Company
Putnam Investments Limited
(may act as investment adviser concerning a portion of the Fund's assets)
Sub-Administrator
Franklin Templeton Services, LLC (Note 4)
(may act as sub-administrator of the Fund)

(Note 1) The Principal Underwriter will change to Franklin Distributors, LLC effective on or about August 2, 2024. The same applies hereinafter.

(Note 2) The Investment Management Company was changed from Putnam Management to Franklin Advisers on July 15, 2024. The same applies hereinafter.

(Note 3) As of July 15, 2024, Putnam Management became the Sub-Adviser. The same applies hereinafter.

(Note 4) As of June 1, 2024, Franklin Templeton Services LLC became the Sub-Administrator. The same applies hereinafter.

(ii)	The name, Role in Management of the Fund and Outline of Agreements of Affiliated Parties of the Investment Management Company and the Fund:
Name	Role in the management of the Fund	Summary of the agreement, etc.
Franklin Advisers, Inc.	Investment Management Company	The Investment Management Company has entered into a Management Contract with the Fund dated July 15, 2024, which sets out that the Investment Management Company provides investment management services and investment advisory services in relation to the Fund's assets.
Putnam Investment Management, LLC ("Putnam Management" or "Sub-Adviser")	Sub-Adviser	The Sub-Adviser has entered into a sub-advisory contract with the Investment Management Company dated July 15, 2024 in which the Sub-Adviser agrees to provide certain advisory and related services to the Fund.
Putnam Investments Limited (the "Sub-Investment Management Company")	Sub-Investment Management Company	The Sub-Investment Management Company has entered into a Sub-Management Contract with the Investment Management Company dated July 15, 2024 in which the Sub-Investment Management Company agrees to act as the sub-investment manager for a portion of the Fund's assets.
State Street Bank and Trust Company (the "Custodian" or the "Sub-Accounting Agent")	Custodian Sub-Accounting Agent

The Custodian has entered into the Master Custodian Agreement with the Fund dated January 1, 2007 (amended as of June 25, 2021), which sets out that the Custodian serves as a custodian of the Fund' assets.

The Sub-Accounting Agent has entered into the Master Sub-Accounting Services Agreement with the Investment Management Company dated January 1, 2007 (Agreement amended as of June 25, 2021; Appendix A amended as of June 25, 2021), which sets out that such agent serves as a sub-accounting agent of the Fund.

Putnam Investor Services, Inc. (the "Investor Servicing Agent")	Investor Servicing Agent	The Investor Servicing Agent has entered into the Amended & Restated Investor Servicing Agreement – Open-end Funds with the Fund and the Investment Management Company dated July 1, 2013 (schedule A amended as of April 4, 2023), which sets out that the Investor Servicing Agent provides all services required by the Fund in connection with the establishment, maintenance and recording of shareholder accounts, including without limitation, all related tax and other reporting requirements, and the implementation of investment and redemption arrangements offered in connection with the sale of the Fund's shares.
Putnam Retail Management Limited Partnership ("Putnam Retail Management" or the "Principal Underwriter")(Note)	Principal Underwriter	The Principal Underwriter has entered into the Amended and Restated Distributor's Contract with the Fund dated January 1, 2024, which sets out that the Principal Underwriter distributes shares of the Fund.
Franklin Templeton Services, LLC (the " Sub-Administrator")	Sub-Administrator	The Sub-Administrator has entered into an agreement with the Investment Management Company to provide certain administrative services and facilities for the Fund.
Mizuho Securities Co., Ltd. (the "Agent Company" or the "Distributor in Japan")	Agent Company Distributor in Japan

The Agent Company has entered into the Agent Company Agreement with the Fund dated July 23, 1997 (amended as of December 24, 2015), which sets out the agent company's services in Japan.

The Distributor in Japan has entered into the Japan Dealer Sales Contract with Putnam Retail Management dated August 18, 1997, which sets out that the Distributor in Japan forwards sales and repurchase orders in Japan to Putnam Retail Management.

(Note) Effective on or about August 2, 2024, Franklin Distributors, LLC is expected to replace Putnam Retail Management as Principal Underwriter to the Fund pursuant to an Amended and Restated Distributor’s Agreement.

(iii)	Trustees:

The Trustees are responsible for generally overseeing the conduct of Fund business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. A Trustee may be removed (i) by vote of the holders of two-thirds of the outstanding shares at a meeting called for the purpose or (ii) by vote of two-thirds of the Trustees. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series within the meaning of the

1940 Act and shall represent a separate investment portfolio of the Fund. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, shares of each such class having such preferences and special or relative rights and privileges (including conversion rights, if any) as the Trustees may determine and as shall be set forth in the Bylaws. The Trustees may, without shareholder approval, from time to time divide or combine the shares of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interest in the series or class. The Trustees may also, without shareholder approval, from time to time combine shares of two or more classes of any series into a single class. The Fund's shares are not currently divided into series.

Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, (ii) for the removal of Trustees, (iii) with respect to any advisory and/or management services, (iv) with respect to any termination of the Fund, (v) with respect to certain amendments of the Agreement and Declaration of Trust, and (vi) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Amended and Restated Bylaws of the Fund (the "Bylaws"), or any registration of the Fund with the U.S. Securities and Exchange Commission (the "SEC") (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote shall, except as otherwise provided in the Bylaws, be voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the 1940 Act, or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon. There is no cumulative voting in the election of Trustees.

Meetings of shareholders of any or all series or classes may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders of such series or classes as provided in the Agreement and Declaration of Trust or upon any other matter deemed by the Trustees to be necessary or desirable, or, under certain circumstances, when requested in writing by the holder or holders of at least 10% of the then outstanding shares of all series and classes entitled to vote at the meeting. Written notice of any meeting of shareholders shall be given or caused to be given by mailing the notice at least seven days before the meeting, unless notice is waived. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that where any provision of law or of the Agreement and Declaration of Trust or the Bylaws requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class of shares of the Fund who are entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to receive payment of any dividend or other distribution, the Trustees (or their designees) are authorized to fix record dates, which may not be more than 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chair of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine, provided that notice of the first regular meeting following any such determination shall be given to absent Trustees. It shall be sufficient notice to a Trustee of a special meeting: (a) to send notice (i) by mail at least forty-eight hours before the meeting, (ii) by courier at least forty-eight hours before the meeting, (iii) by electronic mail (e-mail), facsimile or other electronic means at least twenty-four hours before the meeting; or (b) to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of the Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable Majority Shareholder Vote (as defined in the Agreement and Declaration of Trust) to the extent required by applicable law, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Fund or any series or class of any series may be terminated at any time (i) by the Trustees by written notice to the Shareholders of the Fund or to the Shareholders of the particular series or class, as the case may be, or (ii) by the affirmative vote of the lesser of (1) more than 50% of the outstanding Shares of each series or class entitled to vote, or (2) 67% or more of the Shares of each series or class entitled to vote and present at a meeting called for this purpose if more than 50% of the outstanding Shares of each series or class entitled to vote are present at the meeting in person or by proxy.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.

(iv)	Outline of the Fund
Fund	PUTNAM INCOME FUND
(A) Law of Place of Incorporation

The Fund is a Massachusetts business trust organized on August 13, 1982 as the successor to The Putnam Income Fund, Inc., a Massachusetts corporation organized on October 13, 1954.

The Fund is an open-end diversified management investment company under the 1940 Act with an unlimited number of authorized shares of beneficial interest.

(B) Outline of the Supervisory Authority	The SEC and state regulatory agencies or authorities are among the regulatory authorities having jurisdiction over the Fund or certain of its operations. See “(6) Out line of the Supervisory Authority” below for details.
(C) Purpose of the Trust	The purpose of the Fund is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.
(D) History of the Trust	October 13, 1954: August 13, 1982: April 7, 1989: April 17, 2014:

Organization of the Fund as a Massachusetts corporation.

Organization of the Fund as a Massachusetts business trust.
Adoption of the Agreement and Declaration of Trust.

Adoption of the Amended and Restated Agreement and Declaration of Trust.

Adoption of the Amended and Restated Agreement and Declaration of Trust.

(E) Amount of Capital Stock	Not applicable.
(F) Information Concerning Major Shareholders	As of January 31, 2024, the following owned of record 5% or more of the outstanding Shares of the Fund: Mizuho Securities Co., Ltd., Tokyo, Japan (100%)

(4)	Outline of Laws Regulating the Fund in the Jurisdiction Where Established:

The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund's shares is subject to, among other things, the Securities Act of 1933, as amended (the "1933 Act"), and certain state securities laws.

The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the United States:

(A)	Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts:

A copy of the Agreement and Declaration of Trust must be filed with the Secretary of the Commonwealth of Massachusetts and the Clerk of every city or town where the trust has a usual place of business. Any amendment of the Agreement and Declaration of Trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of the Commonwealth on or before June 1, a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

(B)	Investment Company Act of 1940:

The 1940 Act, in general, requires investment companies to register as such with the SEC, and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

(C)	Securities Act of 1933:

The 1933 Act, regulates many sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

(D)	Securities Exchange Act of 1934:

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents, brokers and dealers.

(E)	The U.S. Internal Revenue Code of 1986:

An investment company is generally an entity subject to U.S. federal income taxation under the U.S. Internal Revenue Code of 1986, as amended (the "Code"). However, under Subchapter M of the Code, an investment company will not be subject to U.S. federal income taxes on income and gains it distributes in a timely manner to shareholders in the form of dividends if it qualifies as a "regulated investment company" and meets all other necessary requirements.

(F)	Other laws:

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as various state laws regarding the sale of the Fund's shares.

(5)	Outline of Disclosure System:
(A)	Disclosure in United States of America:
(i)	Disclosure to shareholders

In accordance with the 1940 Act, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.

(ii)	Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement annually in accordance with the 1940 Act.

(B)	Disclosure in Japan:

(i)	Disclosure to the Supervisory Authority:

(a) Disclosure Required under the Financial Instruments and Exchange Law:

When the Fund intends to offer the Shares amounting to more than a certain amount in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities registration statements. The said documents are made available for public inspection for investors and any other persons who desire through the electronic disclosure system regarding disclosure materials such as annual securities reports, etc. pursuant to the Financial Instruments and Exchange Law (Law No. 25 of 1948, as amended) (hereinafter referred to the "Financial Instruments and Exchange Law") of Japan ("EDINET"), etc.

The Sales Handling Companies of the Shares shall deliver to the investors the "Prospectuses to be delivered" (the prospectuses to be delivered in advance or at once in accordance with the provisions of the Financial Instrument and Exchange Law) the "Prospectuses to be delivered" (the prospectuses to be delivered in advance or at once in accordance with the provisions of the Financial Instrument and Exchange Law). In case of the investors' request, they shall deliver to the investors the "Prospectuses to be delivered if requested" (the prospectuses to be delivered if requested in accordance with the provisions of the Financial Instrument and Exchange Law). For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance or EDINET, etc.

(b)	Notifications, etc. under the Law Concerning Investment Trusts and Investment Corporations

Prior to offering of Shares for sale, the Fund must file in advance the prescribed matters on the Fund with the Commissioner of Financial Services Agency under the Law Concerning Investment Trusts and Investment Corporations (the Law No.198, 1951, as amended) (hereinafter referred to as the "Investment Trusts Law"). In addition, if the Fund amends the Agreement and the Declaration of the Trust of the Fund, or in certain other prescribed cases, the Fund must file in advance the contents of such amendment and the reasons therefor, etc. with the Commissioner of Financial Services Agency. Further, the Fund must prepare the Mandatory Management Report and the Full Management Report on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Reports with the Commissioner of Financial Services Agency.

(ii)	Disclosure to Japanese Shareholders:

If the Fund intends to make any amendment to the Agreement and Declaration of Trust of the Fund and the amendment is significant or in certain other prescribed cases, the Fund shall provide in advance a written notice of such amendment and the reasons therefor, etc. to all Japanese Shareholders known to the Sales Handling Companies in Japan.

The Japanese Shareholders will be notified of the material facts which would change their position and of notices from the Fund, through the Sales Handling Companies.

The above-described Mandatory Management Report on the Fund will be sent to the shareholders known in Japan. The Full Management Report of the Fund will be provided at the website of the Agent Company.

(6)	Outline of the Supervisory Authority:

The SEC and state regulatory agencies or authorities are among the regulatory authorities having jurisdiction over the Fund or certain of its operations.

a.	The SEC has broad authority to oversee the application and enforcement of U.S. federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC with broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the 1940 Act, and otherwise to enforce the provisions of the 1940 Act.
b.	State authorities typically have broad authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

2.       INVESTMENT POLICY

(1)	Basic Policy for Investment:

The Fund seeks high current income consistent with what the Investment Management Company believes to be prudent risk.

Changes in policies. The Trustees may change the Fund's goal, investment strategies and other policies without shareholder approval, except as otherwise provided in the Fund's prospectus or statement of additional information.

(2)       Objectives of Investment:

INVESTMENT STRATEGIES

The Fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and related derivative instruments, and other obligations of companies and governments worldwide denominated in U.S. dollars or (to a lesser extent) non-U.S. currencies, are either investment-grade or below-investment-grade in quality (sometimes referred to as "junk bonds"), and have intermediate- to long-term maturities (three years or longer). The Fund currently has significant investment exposure to residential and commercial mortgage-backed securities. The Investment Management Company may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The Fund typically uses to a significant extent derivatives, including credit default swaps, interest rate swaps, total return swaps, to-be-announced (TBA) commitments, futures, options and swaptions, including on mortgage-backed securities and indices, and certain non-U.S. currency transactions, for both hedging and non-hedging purposes including to obtain or adjust exposure to mortgage-backed investments.

(3)	Management Structure of the Fund:

The Fund's Trustees

As shareholders of a mutual fund, investors have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds' Board of Trustees oversees the general conduct of the Fund's business and represents the interests of Fund shareholders. At least 75% of the members of the Putnam Funds' Board of Trustees are independent, which means they are not officers of the Fund or affiliated with the Investment Management Company.

The Trustees periodically review the Fund's investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to the Investment Management Company and its affiliates for providing or overseeing these services, as well as the overall level of the Fund's operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of the Investment Management Company and its affiliates.

The Fund's Investment Management Company

The Trustees have retained the Investment Management Company, a global investment management organization based in California, to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business.

Effective July 15, 2024, Putnam Management transferred all of its rights and obligations under the management contracts between Putnam Management and certain Putnam funds (including the Fund) to the Investment Management Company, and the Investment Management Company assumed the role of investment adviser for those funds. In addition, Putnam Management transferred all of its rights and obligations under the previous sub-management contract between Putnam Management and its affiliate, the Sub-Investment Management Company, in respect of certain Putnam funds (including the Fund) to the Investment Management Company. Additionally, a new sub-advisory agreement was approved pursuant to which the Investment Management Company retained Putnam Management as sub-adviser for certain Putnam funds (including the Fund). The changes described above are not expected to materially change the nature or level of services provided to the Fund, and will not result in an increase in the fees payable by the Fund to its investment manager.

The basis for the Trustees' approval of the Fund's contractual arrangements described above will be discussed in the fund's next Form N-CSR filed with the SEC.

The Fund pays a monthly management fee to the Investment Management Company. The fee is calculated by applying a rate to the Fund's average net assets for the month. The rate is based on the monthly average of the aggregate net assets of other open-end funds (including this Fund but not exchange-traded funds managed by the Investment Management Company (“Putnam ETFs”)) sponsored by the

Investment Management Company (excluding net assets of such funds that are invested in, or that are invested in by, other such funds to the extent necessary to avoid "double counting" of those assets), and generally declines as the aggregate net assets increase.

The Fund paid the Investment Management Company a management fee (after any applicable waivers) of 0.27% of average net assets for the Fund's last fiscal year.

The Investment Management Company's address is One Franklin Parkway San Mateo, CA 94403.

The Investment Management Company has retained its affiliate Putnam Management to provide certain advisory and related services. The Investment Management Company (and not the fund) will pay a monthly fee to Putnam Management based on the costs of Putnam Management in providing these services to the fund, which may include a mark-up determined and revised from time-to-time in accordance with Franklin Resources Inc.'s ("Franklin Templeton") transfer pricing policy, in line with applicable tax/transfer pricing regulations, but not to exceed 15% over such costs. Putnam Management, which is one of America's oldest money management firms, is located at 100 Federal Street, Boston, MA.

The Investment Management Company has retained its affiliate, the Sub-Investment Management Company, to make investment decisions for such Fund assets as may be designated from time to time for its management by the Investment Management Company. The Sub-Investment Management Company is not currently managing any Fund assets. If the Sub-Investment Management Company were to manage any Fund assets, the Investment Management Company (and not the Fund) would pay a quarterly sub-management fee to the Sub-Investment Management Company for its services at the annual rate of 0.20% of the average NAV of any Fund assets managed by the Sub-Investment Management Company. The Sub-Investment Management Company, which provides a full range of international investment advisory services to institutional clients, is located at 16 St James’s Street, London, England, SW1A 1ER.

Pursuant to this arrangement, Putnam investment professionals who are based in jurisdictions outside of the United States may serve as portfolio managers of the Fund or provide other investment services, consistent with local regulations.

The Investment Management Company, Sub-Adviser and Sub-Investment Management Company are each indirect, wholly-owned subsidiaries of Franklin Templeton.

Portfolio managers. The officers of the Investment Management Company identified below are jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

Portfolio Managers	Joined Fund	Employer	Positions Over Past Five Years
Michael Salm	2007	Putnam Investment Management, LLC 1997-Present	Chief Investment Officer, Fixed Income Previously, Co-Chief Investment Officer, Fixed Income, Co-Head of Fixed Income
Andrew Benson	2021	Putnam Investment Management, LLC 2008–Present	Portfolio Manager Previously, Trader
Brett Kozlowski	2011	Putnam Investment Management, LLC 2008-Present	Co-Head of Structured Credit Previously, Portfolio Manager

(Note) The above information is as of February 29, 2024, and may change in the future.

Compensation of portfolio managers

Portfolio managers are evaluated and compensated across the group of specified products they manage, in part, based on their performance relative to peers or performance ahead of the applicable benchmark, depending on the product, based on a blend of 3-year and 5-year performance or, if shorter, over the life of the fund. In addition, evaluations take into account individual contributions and a subjective component.

Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of the Investment Management Company as a firm.

Incentive compensation includes a cash bonus and may also include grants of deferred stock or deferred cash. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

One or more of the portfolio managers of the Fund receive a portion of the performance fee payable by several private funds managed by the portfolio manager (the “Private Funds”) in connection with their service as members of the Private Funds’ portfolio management team. See “Potential conflicts of interest in managing multiple accounts” below for information on how the Investment Management Company addresses potential conflicts of interest resulting from an individual’s management of more than one account.

For the Fund, the Investment Management Company evaluates performance based on the Fund's peer ranking in the Fund's Lipper category. This peer ranking is based on pre-tax performance.

Potential conflicts of interest in managing multiple accounts.

Investment Management Company

Like other investment professionals with multiple clients, the Fund’s Portfolio Manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and the other accounts listed under “Other accounts managed” below at the same time. The paragraphs below describe some of these potential conflicts, which the Investment Management Company believes are faced by investment professionals at most major financial firms. As described below, the Investment Management Company and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
•	The trading of other accounts could be used to benefit higher-fee accounts (front-running).
•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

The Investment Management Company attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under the Investment Management Company’s policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•	All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).
•	Front running is strictly prohibited.
•	Except as provided in this document, the Fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, the Investment Management Company has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Investment Management Company’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, the Investment Management Company or related persons may from time to time establish “pilot” or “incubator” accounts for the purpose of testing proposed investment strategies and products before offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by the Investment Management Company or an affiliate. The Investment Management Company or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. The Investment Management Company, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of pilot accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. The Investment Management Company’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in the Investment Management Company’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, the Investment Management Company’s trading desk may, to the extent permitted by applicable laws and regulations and where practicable, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. The Investment Management Company’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the Fund) in a manner which in the Investment Management Company’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. However, accounts advised or sub-advised by the Sub-Investment Management Company will only place trades at an execution-only commission rate, whereas other Putnam accounts may pay an additional amount for research and other products and services (a “bundled” or “full service” rate). The Investment Management Company may aggregate trades in the Sub-Investment Management Company accounts with other Putnam accounts that pay a bundled rate as long as all participating accounts pay the same execution rate. To the extent that non-Sub-Investment Management Company accounts pay a bundled rate, the Sub-Investment Management Company and other Investment Management Company accounts would not be paying the same total commission rate. Certain other exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of the Investment Management Company’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. The Investment Management Company and the Fund’s Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different goals and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the Fund. Depending on goals or other factors, the Portfolio Manager(s) may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, the Investment Management Company has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

Under federal securities laws, a short sale of a security by another client of the Investment Management Company or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the Fund from participating in the public offering, which could cause the Fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.

The Fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. For information on restrictions imposed on personal securities transactions of the Fund’s Portfolio Manager(s), please see “Personal Investments by Employees of the Investment Management Company and the Principal Underwriter and Officers and Trustees of the Fund.”

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the Fund's portfolio managers managed as of the Fund's most recent fiscal year-end. The other accounts may include accounts for which the individuals were not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Portfolio managers	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Michael Salm	20*	$14,759,300,000	28	$8,910,900,000	10**	$1,833,400,000
Andrew Benson	13***	$13,579,200,000	14	$6,429,700,000	6	$18,422,000,000
Brett Kozlowski	16+	$4,590,100,000	20	$7,169,300,000	6	$1,147,900,000

*   1 account, with total assets of $328,900,000, pays an advisory fee based on account performance.

**  1 account, with total assets of $402,600,000, pays an advisory fee based on account performance.

*** 1 account, with total assets of $1,594,400,000, pays an advisory fee based on account performance.

+   1 account, with total assets of $1,265,600,000, pays an advisory fee based on account performance.

Personal Investments by Employees of the Investment Management Company, the Sub-Adviser, Sub-Investment Management Company, The Putnam Advisory Company, LLC ("PAC") and the Principal Underwriter and Officers and Trustees of the Fund

Employees of the Investment Management Company, the Sub-Investment Management Company, PAC, and the Principal Underwriter and officers and Trustees of the Fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by the Investment Management Company, Putnam Management, the Sub-Investment Management Company, PAC and the Principal Underwriter (the “Franklin Templeton Code of Ethics”), and by the Fund (the “Putnam Funds Code of Ethics” and collectively with the Franklin Templeton Code of Ethics, each a “Code of Ethics”). Each Code of Ethics, in accordance with Rule 17j-1 under the 1940 Act, contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Franklin Templeton Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the Fund. However, the Franklin Templeton Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of 1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds Code of Ethics incorporates and applies the restrictions of the Franklin Templeton Code of Ethics to officers and Trustees of the Fund who are affiliated with Franklin Templeton. The Putnam Funds Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the Fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the Fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The Fund’s Trustees, in compliance with Rule 17j-1, approved each Code of Ethics and are required to approve any material changes to each Code of Ethics. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of each Code of Ethics.

Ownership of securities

The dollar range of shares of the Fund owned by each portfolio manager at the end of the Fund’s last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

Portfolio managers	Dollar range of shares owned
Michael Salm	None
Andrew Benson	$1-$10,000
Brett Kozlowski	None

Securities Lending Activities

The Fund did not participate in any securities lending activities during the most recent fiscal year.

Structure of Fund Management

(a)	Investment Team

The Fund is managed using a team approach, drawing on the extensive resources of the Investment Management Company’s 80+ member Fixed Income team.

Michael Salm, Chief Investment Officer, Fixed Income, has the ultimate decision-making authority within the team, but partners with Co-Head of Structured Credit Brett Kozlowski, CFA, and Portfolio Manager Andrew Benson.

(b)	Investment Process

Investment Philosophy

The Core Fixed Income Team (the "Team") believes that fixed income markets are inefficient at pricing the risk of various securities, and that active management can add value by exploiting these inefficiencies through the disciplined and systematic application of a well-defined, robust investment process. Such a process, in the Team's view, is characterized by multiple sources of potential excess return, inherent risk controls, and a broad investment universe taking advantage of the entire opportunity set available. This approach helps to ensure that the Team's investment process does not become overly reliant on any one particular strategy or opportunity that may only be sporadically available or effective. In addition, it provides the Team with the flexibility to focus on the most attractive sources of potential excess return in the marketplace at any given time.

The Team's investment philosophy is based on the following premises:

➢	Active Management succeeds through the identification and exploitation of market inefficiencies and specifically understanding the reasons for the inefficiencies.

➢	Exploiting the Full Opportunity Set - The Team believes exploitable inefficiencies exist in all areas of the fixed income market and seeks to take advantage of all of them. Furthermore, the Team believes that the greatest opportunities occur in security selection, especially in nascent and/or more complex market segments. The Team believes it has a particular advantage in these areas due to the Team's sector specialist structure that allows security specific analysis to be highly customized and granular.

➢	Disciplined, Diverse Set of Decisions - The Team understands that identifying inefficiencies is difficult and takes discipline. Diversification across risks, strategies, and investment horizons improves the potential consistency and stability of performance profiles and a disciplined approach can help achieve repeatable results over time.

➢	Dedicated Sector Specialist Teams - Understanding the dynamics of fixed income markets and individual securities is a complex, technical area with vast volumes of information. The Team believes that opportunities are most effectively exploited by dedicated sector specialist teams, built with industry veterans possessing complementary skill sets and using advanced analytical techniques and tools.

➢	Robust Research Capabilities - A broad research platform is required to exploit the opportunities available in the marketplace. The Investment Management Company's research is both fundamental and quantitative and incorporates both a bottom-up outlook for individual securities and a top-down view of the broader market. Different strategies employed in the portfolio depend upon a different blend of these types of research.

➢	Unique Approach to Risk Allocation – The Team believes that a traditional portfolio construction process, which incorporates asset allocation by sector, leads to concentrated, and often unintended, risk. The Team approaches risk differently, actively allocating to sources of risk, not sectors.

Summary Investment Process

The investment process for Putnam Income Fund integrates a decentralized security selection process that assigns risk taking to sector specialists with a centralized portfolio construction process that performs the risk sizing and allocation duties of the traditional portfolio manager. Our sector specialist structure, centralized portfolio construction process, and proprietary risk system allows investment strategies to rapidly flow from idea generation through implementation in a systematic and objective manner.

Term Structure Risk

Term structure – or the time value of money – is the risk that rising or falling interest rates affect the price of a security. The standard measure for determining a security’s price sensitivity to changes in interest rates is duration. Term structure risk is most prominently associated with Treasury bonds and other government-related securities. Term structure strategies include the level, slope and bend of yield curves, nominal rates (directional, relative value, curve, and central bank policy), and real rates (directional, relative value, break even inflation, and inflation swaps). Positions are established with targeted expected return at the portfolio level, stop-loss level, and expected time to realize return. Positions are monitored real time using proprietary tools that evaluate each strategy for profitability and stop loss level.

Within this category, the Team's security selection process is heavily quantitative, relying on a variety of proprietary tools and models to process a vast amount of market information. The Team's quantitative models provide yield-curve fitting to identify mispriced, securities. Fundamental analysis and seasoned judgment from the Team's macro-economic team adds active views on common factors (duration, yield curve, and country) and include level of yields, steepness of the yield curve, and the shape of the yield curve.

Credit Risk

Corporate Credit

The Team’s Global Credit process couples top down considerations for portfolio positioning and risk control with bottom-up fundamental analysis for security selection. Portfolio positioning is based on the Team's overall market outlook and the Team's fundamental views of portfolio construction. The Team's market outlook is a key component in determining the Team's desired general portfolio profile. This market outlook is informed by the weekly meeting of the Team's senior leaders from across the Fixed Income team (investment grade credit, high yield, convertibles, short duration, mortgages, rates, and macroeconomic). On a monthly basis, the Global Credit team arrives at a formal market view, taking into account fundamentals, valuations, and technicals. Typically, this profile is captured by the portfolio’s beta and weightings by industry, yield, and rating.

Mortgage Credit (Residential and Commercial Mortgage-Backed Securities)

Securitized credit risk refers to mortgage loans that are pooled, securitized, and sold to the market in the form of non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS).

Evaluating the credit strength of securitized bonds requires analysis of both the underlying collateral and the unique structure of the cash flows. The Team has designed a team with a combination of skill and experience which enables us to re-underwrite all structured securities, avoid reliance on the rating agencies, and evaluate the likely return volatility of the securities.

Prepayment Risk

Prepayment risk is essentially reinvestment risk, or the risk that an investor receives principal back sooner than expected which reduces or eliminates future interest payments. This risk arises due to the option a borrower has to prepay (or refinance) their debt; in the case of mortgages, this may occur at any time. Prepayment risk is most closely associated with agency mortgage-backed securities and collateralized mortgage obligations (CMOs), including interest-only (IO) and principal-only (PO) securities.

The market generally provides a risk premium to securities that are most susceptible to prepayment model error. The Team finds the pricing of this risk premium to be inconsistent, allowing opportunities to buy and sell securities with inefficient prepayment pricing. In particular, the IO sector provides a relatively liquid market for isolating and capitalizing on these inefficiencies. For determining value in securities with prepayment risk, the Team follows a three-step process involving valuation, market technicals, and non-model considerations. The result of this process determines the inclusion/exclusion of a security in the Team's portfolios.

Liquidity Risk

Liquidity risk is the risk that thinly or infrequently traded securities may carry large bid/ask spreads in times of market stress or, in other words, the sellers in the market far outnumber the buyers. Liquidity risk is part of the valuation within each sector – the liquidity risk premium is what remains in the spread of non-government securities once term structure, credit, prepayment, and currency risks are hedged. This was the predominant risk during the Lehman collapse and subsequent credit crisis.

Portfolio Construction

* Idea Generation – Sector specialists are responsible for using bottom-up fundamental research and quantitative analysis to identify security selection opportunities within their respective areas of expertise. Each potential strategy includes a forward looking return and risk (volatility) distribution.

* Strategy Validation – Senior team members are responsible for vetting sector specialists’ bottom-up strategies in the context of top-down views on macroeconomic trends, rate markets, and fixed income sectors. The top-down component helps identify current investment themes and strategies within each major risk sector. Pairing both bottom-up and top-down inputs, portfolio managers determine risk allocations in a relative value framework across term structure, and fixed income sectors, further championing the most attractive opportunities.

* Portfolio Construction – The portfolio construction team uses the sector specialist inputs along with the Investment Management Company’s proprietary risk system to determine the expected overall portfolio return and risk characteristics associated with potential active positions. This analysis incorporates alpha and tracking error targets, the benchmark, and portfolio guidelines. Positions are sized such that no single strategy dominates the risk profile of the portfolio. Allocations also consider “tail”, or downside, risk for each strategy and in aggregate at the portfolio level.

* Implementation – The sector specialist role includes the trading function in order to create a more seamless process from portfolio construction through execution. The Investment Management Company’s sector specialists are fully knowledgeable in negotiating constructive trading terms with appropriate counterparties. Analysts, portfolio managers, and portfolio construction specialists are all seated in close proximity on the trading desk, allowing them to remain close to the market and their sectors of expertise.

(4)	Distribution Policy:

The Fund normally distributes any net investment income monthly and any net realized capital gains annually. Typically, the payment of distributions to Japanese investors will be made as soon as the receipt of the distributions by the Distributor.

(Note)	The above statement will not guarantee the payment of future distributions, if any, or the amount thereof.

(5)	Restrictions on Investment:

Except for the investment restrictions designated as fundamental below, the investment restrictions described in this Securities Registration Statement and the Japanese prospectus are not fundamental investment restrictions. The Trustees may change any non-fundamental restrictions without shareholder approval.

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

(a)	With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.
(b)	With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.
(c)	Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made. (Note)
(Note)	So long as shares of the Fund are being offered for sale by the Fund in Japan, the Fund may not borrow money in excess of 10% of the value of its total assets.
(d)	Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.
(e)	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.
(f)	Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign currency exchange transactions and other financial transactions not involving physical commodities.
(g)	Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain U.S. federal securities laws.
(h)	Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.

The 1940 Act provides that a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding Fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy.

For purposes of the Fund's fundamental policy on industry concentration ((h) above), the Investment Management Company determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third-party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1)	The Fund will not issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

In connection with the offering of its shares in Japan, the Fund has adopted the following non-fundamental investment policy:

(2)	Subject to the exceptions provided in (i)-(v) below, the Fund will not:
(a)	hold shares of a company or units of an investment trust if the value of such shares or units in any one issuer ("Equity Exposure") exceeds more than 10% of the Fund's Net Asset Value (such Equity Exposure is calculated in accordance with the guidance of the Japan Securities Dealers Association ("JSDA"));
(b)	hold derivative positions with any one counterparty or in any one issuer of underlying assets of a derivative transaction, if the net exposure arising against such counterparty or issuer from such derivative positions ("Derivative Exposure") exceeds more than 10% of the Fund's Net Asset Value (such Derivative Exposure is calculated in accordance with the guidance of the JSDA);
(c)	hold, (i) securities (other than shares or units set out in (a) above); (ii) monetary claims (other than derivatives set out in (b) above); and (iii) silent partnership contribution interests, if the value of such securities, monetary claims and silent partnership contribution interests issued by, arranged by or assumed by any one entity (together "Bond Exposure") exceeds more than 10% of the Fund's Net Asset Value (such Bond Exposure is calculated in accordance with the guidance of the JSDA) (Note: In the case of transactions involving collateral, the amount of appraised value of the collateral can be deducted and in the case where payment obligation to the entity exists, the amount of the payment obligation can be deducted); or
(d)	hold positions in or with any one entity if the Equity Exposure, Bond Exposure and Derivative Exposure with respect to such entity in aggregate would exceed 20% of the Fund’s Net Asset Value.

Exceptions to the above limitations (calculated as zero exposure) are as follows:

(i)	exposure to the debts issued or guaranteed by the following central governments, central banks or local governments or the government institutions established by those organizations (as may be amended from time to time): Japan, Ireland, the United States of America, Italy, Australia, Austria, the Netherlands, Canada, United Kingdom, Singapore, Switzerland, Sweden,

Spain, Denmark, Germany, New Zealand, Norway, Finland, France, Belgium, Portugal, Luxembourg, Hong Kong;

(ii)	exposure to the local currency denominated debts issued or guaranteed by central governments, central banks, local governments or government institutions established by those organizations;
(iii)	exposure to the debts issued or guaranteed by international organizations;
(iv)	exposure to certain financial instruments (i.e. call loans, deposits, commercial papers, loan trust beneficiary certificates) with a maturity of 120 days or shorter; and
(v)	exposure to securities held under repurchase agreements or reverse repurchase agreements whose period is one month or shorter.

For the purpose of calculating issuer-concentration and counterparty exposure risks under the restrictions (a) to (d) above, to the extent the Fund invests directly in undertakings for collective investment and/or securitized instruments and where the assets of their respective issuers and/or vehicles are segregated from the proprietary assets or other assets that are not attributable to these undertakings for collective investment and/or securitized instruments held by such issuers and/or vehicles and such issuers and/or vehicles are bankruptcy remote entities, then indirect position exposures of the Fund to the underlying assets of such undertakings for collective investment and/or securitized instruments may be looked through in determining the exposure.

In the case of deviation from any of (a) to (d) above, the Fund intends to correct the deviation within one month from the date that the Fund becomes aware of such deviation. If it is not possible to correct the deviation within one month, such deviation shall be corrected as soon as practically possible having regard to the interests of shareholders. Notwithstanding the above, the Fund may deviate from any of (a) to (d) (a "Permitted Deviation") when (i) in its sole determination, a large amount of subscription applications or repurchase requests for shares are made, (ii) it anticipates, in its sole discretion, a sudden or significant change in the markets or investments in which the Fund invests or there are other events beyond the reasonable control of the Fund, and/or (iii) when deviation is, in its sole discretion, reasonably necessary (A) for the purposes of preparing for the termination of the Fund or (B) as a consequence of the size of the assets of the Fund. A Permitted Deviation and the correction thereof (the "Correction") shall be disclosed to shareholders within 3 months of the Correction.

Notwithstanding the foregoing, the Fund generally does not invest in equity securities or warrants in accordance with the non-fundamental investment restriction discussed above.

Also in connection with the offering of its shares in Japan, the Fund has undertaken to the JSDA that the Fund will not:

a)	invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market, including, without limitation, the U.S. National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by the Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);

b)	borrow money in excess of 10% of the value of its total assets;
c)	make short sales of securities in excess of the Fund's net asset value; and
d)	together with other mutual funds managed by the Investment Management Company, acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the JSDA as a condition of such qualification.

Also in connection with the Fund's offering of its shares in Japan, the Fund has adopted the following non-fundamental investment restriction:

(3) The Fund will not invest in equity securities or warrants except that the Fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the Fund's status as a "bond investment trust" under the Income Tax Law of Japan. There can be no assurance that the Fund will be able to invest in such preferred securities.

Notwithstanding the foregoing restriction, the Fund may invest in asset-backed, hybrid and structured bonds and notes. These investments may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The Fund has filed an election under Rule 18f-1 under the 1940 Act committing the Fund to pay all redemptions of Fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of such Fund's net assets measured as of the beginning of such 90-day period.

3.       INVESTMENT RISKS:

(1)       Risk Factors:

The Investment Management Company pursues the Fund's goal by investing mainly in bonds that are securitized debt instruments and other government and corporate obligations. The Investment Management Company allocates the Fund's assets among these fixed income instruments in a manner intended, among other things, to diversify the Fund’s exposure to different types of risks inherent in fixed income markets. The Investment Management Company believes that better risk diversification creates the potential for the Fund to perform well in a variety of market environments. The Investment Management Company's efforts to diversify risk through allocation decisions may not be successful and may hurt performance.

A description of the risks associated with the Fund's main investment strategies follows:

Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Declining interest rates generally result in an increase in the value of existing debt instruments, and rising interest rates generally result in a decrease in the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and, therefore, the Fund might not benefit from any increase in value as a result of declining interest rates.

Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

The Fund invests mostly in investment-grade investments. These are rated at least BBB or its equivalent at the time of purchase by a U.S. nationally recognized securities rating agency, or are unrated investments that the Investment Management Company believes are of comparable quality. The Fund may also invest in securities rated below-investment-grade. However, the Fund will not invest in securities that are rated lower than B or its equivalent by each rating agency rating the investment, or in unrated securities that the Investment Management Company believes are of comparable quality. The Fund will not necessarily sell an investment if its rating is reduced after the Fund buys it.

Investments rated below BBB or its equivalent are below investment-grade in quality (sometimes referred to as "junk bonds"). This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If a default occurs, or is perceived as likely to occur, the value of the investment will usually be more volatile and is likely to fall.

The value of a debt instrument may also be affected by changes in, or perceptions of, the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in, or perceptions of, specific or general market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. A default or expected default could also make it difficult for the Fund to sell the investment at a price approximating the value the Investment Management Company had previously placed on it. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for the Fund to buy or sell certain debt instruments or to establish their fair values. Credit risk is generally greater for zero-coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of the investment's volatility or liquidity. Although the Investment Management Company considers credit ratings in making investment decisions, it performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. The Investment Management Company's success in achieving the Fund's goal may depend more on its own credit analysis when the Investment Management Company buys lower-rated debt than when it buys investment-grade debt. The Fund may have to participate in legal proceedings involving the issuer. This could increase the Fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress, which can significantly strain the financial resources of debt issuers, including the issuers of the bonds in which the Fund invests (or has exposure to). This may make it less likely that those issuers can meet their financial obligations when due and may adversely impact the value of their bonds, which could negatively impact the performance of the Fund. It is difficult to predict the level of financial stress and duration of such stress issuers may experience.

Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. In contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields.

Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. These investments may increase the volatility of the Fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Asset-backed securities are subject to risks similar to those of mortgage-backed securities.

Derivatives. The Fund typically engages to a significant extent in a variety of transactions involving derivatives, such as credit default swaps, interest rate swaps, total return swaps, to-be-announced (TBA) commitments, futures, options and swaptions ,including on mortgage backed securities and indices, and certain non-U.S. currency transactions.

Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The Fund may make use of "short" derivative positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. The Fund may use derivatives both for hedging and non-hedging purposes. For example, the Fund may use derivatives to increase or decrease the Fund's exposure to long- or short-term interest rates (in the United States or outside the United States), adjust the term of the Fund's U.S. Treasury security exposure, adjust the Fund's positioning on the yield curve (a line that plots interest rates of bonds having equal credit quality but differing maturity dates) or to take tactical positions along the yield curve or to a particular currency or group of currencies, or as a substitute for a direct investment in the securities of one or more issuers. The Fund may also use derivatives to isolate prepayment risk associated with the Fund's holdings of collateralized mortgage obligations. However, the Investment Management Company may also choose not to use derivatives based on its evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the Investment Management Company's ability to manage these sophisticated instruments. Some derivatives are "leveraged," which means they provide the Fund with investment exposure greater than the value of the Fund's investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the Fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivative instrument and the reference asset or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact the Fund’s returns, obligations and exposures.

Other risks arise from the potential inability to terminate or sell derivative positions. Derivatives may be subject to liquidity risk due to the Fund’s obligation to make payments of margin, collateral, or settlement payments to counterparties. A liquid secondary market may not always exist for the Fund's derivative positions. In fact, certain over-the-counter instruments (investments not traded on an exchange) may not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction may not be willing or able to meet its obligations with respect to the derivative transaction. The risk of a party failing to meet its obligations may increase if the Fund has significant exposure to that counterparty. Derivative transactions may also be subject to operational risk, including due to documentation and settlement issues, system failures, inadequate controls and human error and legal risk due to insufficient documentation, insufficient capacity or authority of a counterparty, or issues with respect to the legality or enforceability of the derivative contract.

Non-U.S. investments. The Fund may invest in U.S. dollar denominated fixed-income securities of non-U.S. issuers, although non-U.S. investments do not represent a primary focus of the Fund. Non-U.S. investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means the Investment Management Company may at times be unable to sell them at desirable prices. Non-U.S. settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets, which typically have less developed legal and financial systems.

Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in non-U.S. markets, or investments in U.S. companies that have significant non-U.S. operations.

Liquidity and illiquid investments. The Investment Management Company may invest up to 15% of the Fund's net assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is prohibited or limited by law or contract. Some investments may be difficult to value for purposes of determining the Fund's net asset value. Certain other investments may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. The Investment Management Company may not be able to sell the Fund’s illiquid investments when it considers it desirable to do so, or the Investment Management Company may be able to sell them only at less than their value.

Focused investment risk. Focusing investments in sectors and industries with high positive correlations to one another creates additional risk. The Fund ’s investments in mortgage-backed securities may make the Fund’s net asset value more susceptible to economic, market, political and other developments affecting the residential and commercial real estate markets and the servicing of mortgage loans secured by real estate properties. Factors affecting the residential and commercial real estate markets include the supply and demand of real property in particular markets, changes in the availability, terms and costs of mortgages, changes in tenants’ ability to make loan payments, changes in zoning laws and eminent domain practices, the impact of environmental laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, changes in government regulations, and local and regional market conditions. Some of these factors may vary greatly by geographic location.

The value of these investments also may be affected by changes in interest rates and social and economic trends. Mortgage-backed securities are subject to the risk of fluctuations in income from underlying real estate assets, prepayments, extensions, and defaults by borrowers.

To the extent the Fund has investment exposure to commercial mortgage-backed securities, the Fund may be particularly susceptible to adverse developments affecting those securities. Commercial mortgage-backed securities include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. During periods of difficult economic conditions (including periods of significant disruptions to business operations, supply chains, and customer activity and lower consumer demand for goods and services), delinquencies and losses on commercial real estate generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. The risk of defaults on residential mortgage-backed securities is generally higher in the case of mortgage-backed investments that include non-qualified mortgages. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.

Market risk. The value of investments in the Fund's portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions; investor sentiment and market perceptions (including perceptions about monetary policy, interest rates, inflation or the risk of default); government actions (including protectionist measures, intervention in the financial markets or other regulation, and changes in fiscal, monetary or tax policies); geopolitical events or changes (including natural disasters, terrorism and war); outbreaks of infectious illnesses or other widespread public health issues (including epidemics and pandemics); and factors related to a specific issuer, geography, industry or sector. Non-U.S. financial markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions. During a general downturn in financial markets, multiple asset classes may decline in value simultaneously. These and other factors may lead to increased volatility and reduced liquidity in the Fund's portfolio holdings. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. These risks may be exacerbated during economic downturns or other periods of economic stress.

The COVID-19 pandemic and efforts to contain its spread have resulted in, among other effects, significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, significant changes in fiscal and monetary policies, and economic downturns and recessions. The effects of the COVID-19 pandemic have negatively affected, and may continue to negatively affect, the global economy, the economies of the United States and other individual countries, the financial performance of individual issuers, sectors, industries, asset classes, and markets, and the value, volatility, and liquidity of particular securities and other assets. The effects of the COVID-19 pandemic also are likely to exacerbate other risks that apply to the Fund, including the risks disclosed in this document, which could negatively impact the Fund’s performance and lead to losses on the investor’s investment in the Fund. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty.

• ESG considerations. Although ESG considerations do not represent a primary focus of the Fund, the Investment Management Company expect to integrate environmental, social, or governance (“ESG”) considerations into the Investment Management Company’s fundamental research process and investment decision-making for the Fund, where the Investment Management Company consider them material and relevant, and where data is available. The Investment Management Company believe that ESG considerations, like other, more traditional subjects of investment analysis such as credit, interest rate, prepayment and liquidity risks, as well as general market conditions, have the potential to impact financial risk and investment returns. The Investment Management Company believe that ESG considerations are best analyzed in combination with traditional fundamental considerations, including a company’s industry, geography, and strategic position or the fundamentals of a securitized product and its underlying assets. With respect to securitized products, the Investment Management Company may evaluate ESG considerations related to the originator, servicers and other relevant parties. The Investment Management Company also consider ESG factors when evaluating sovereign debt, including both current ESG metrics and goals and progress by the sovereign issuer with respect to ESG considerations. When considering ESG factors for all asset classes, the Investment Management Company use company or issuer disclosures, public data sources, and independent third-party data (where available) as inputs into our analytical processes. With respect to certain fund holdings, such as holdings of securitized investments, data on material ESG considerations may be limited. Because fixed income investments generally represent a promise to pay principal and interest by an issuer, and not an ownership interest, and may involve complex structures, ESG-related investment considerations may have a more limited impact on risk and return (or may have an impact over a different investment time horizon) relative to other asset classes, and this may be particularly true for shorter-term investments. The consideration of ESG factors as part of the Fund’s investment process does not mean that the Fund pursues a specific “ESG” or “sustainable” investment strategy, and the Investment Management Company may make investment decisions for the Fund other than on the basis of relevant ESG considerations.

Management and operational risk. The Fund is actively managed and its performance will reflect, in part, the Investment Management Company’s ability to make investment decisions that seek to achieve the Fund’s investment objective. There is no guarantee that the investment techniques, analyses, or judgments that the Investment Management Company applies in making investment decisions for the Fund will produce the intended outcome or that the investments the Investment Management Company selects for the Fund will perform as well as other securities that were not selected for the Fund. As a result, the Fund may underperform its benchmark or other funds with a similar investment goal and may realize losses. In addition, the Investment Management Company, or the Fund’s other service providers, may experience disruptions or operating errors that could negatively impact the Fund. Although service providers may have operational risk management policies and procedures and take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Other investments. In addition to the main investment strategies described above, the Fund may make other types of investments, such as investments in hybrid and structured bonds and notes, and preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws. The Fund may also invest in cash or cash equivalents, including money market instruments or short-term instruments such as commercial paper, bank obligations (e.g., certificates of deposit and bankers' acceptances), repurchase agreements, and U.S. Treasury bills or other government obligations. The Fund may also from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by the Investment Management Company or its affiliates. The percentage of the Fund invested in cash and cash equivalents and such money market and short-term bond funds is expected to vary over time and will depend on various factors, including market conditions, purchase and redemption activity by Fund shareholders, and the Investment Management Company’s assessment of the cash level that is appropriate to allow the Fund to pursue investment opportunities as they arise and to meet shareholder redemption requests. Large cash positions may dampen performance and may prevent the Fund from achieving its goal. The Fund may also loan portfolio securities to earn income. These practices may be subject to other risks.

Temporary defensive strategies. In response to adverse market, economic, political or other conditions, the Investment Management Company may take temporary defensive positions, such as investing some or all of the Fund's assets in cash and cash equivalents, that differ from the Fund's usual investment strategies. However, the Investment Management Company may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. If The Investment Management Company employs these strategies, the Fund may miss out on investment opportunities, and may not achieve its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, they may not work as intended.

Changes in policies. The Trustees may change the Fund’s goal, investment strategies and other policies set forth in this document without shareholder approval, except as otherwise provided.

Portfolio turnover rate. The Fund's portfolio turnover rate measures how frequently the Fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the Fund sold and replaced securities valued at 100% of the Fund's assets within a one-year period. The Fund expects to engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and to incur other transaction costs (including imputed transaction costs), which may detract from performance. The Fund’s portfolio turnover rate and the amount of brokerage commissions it pays and transaction costs it incurs will vary over time based on market conditions.

Portfolio holdings. For more specific information on the Fund's portfolio, investors may visit the Investment Management Company's website, putnam.com/individual, where the Fund's top 10 holdings and related portfolio information may be viewed monthly beginning on or after 5 business days after the end of each month, and full portfolio holdings may be viewed monthly beginning on or before the 15th calendar day after the end of each month. This information will remain available on the website at least until the Fund files a Form N-CSR or publicly available Form N-PORT with the SEC for the period that includes the date of the information, after which such information can be found on the SEC's website at http://www.sec.gov.

(2)	Management Structure for the Risks:

The Investment Management Company builds risk management into the investment process. The Chief Investment Officer has established a regularly scheduled Risk Meeting which is attended by senior investment professionals representing asset classes across the complex. Members of the Risk & Portfolio Analysis Group attend the Risk Meeting which occurs 1-2 times per month. The purpose of the meeting is to discuss relevant issues regarding risk exposures and investment processes. The forum provides an opportunity for senior investment leaders to raise concerns and facilitate communication of issues across product groups that may warrant further attention.

Risk management methods

The Fund uses derivative transactions for hedging purposes and/or non-hedging purposes. The Fund uses risk management methods based on compliance with the EU Directive concerning UCITS.

(3)	Reference information for the Investment Risks:

[Translation is omitted.]

4.	FEES AND TAXES
(1)	Sales Charge:

The sales charge in Japan shall be 3.30% (3% after tax deduction) of the amount obtained by deduction of the amount equivalent to 3% of the public offering price from such price (hereinafter referred to as the "Sales Price"). Any amount of the Sales Price, over the net asset value ("NAV"), shall be retained by the Principal Underwriter. The public offering price means the amount calculated by dividing the NAV by (1- 0.0325) and rounding to three decimal places.

Sales charges = {Offering price [NAV / (1- 0.0325) and rounding to three decimal places] – (Offering price x 0.03)} x 0.0330

A sales charge is charged in consideration of explanation and information services concerning the Fund and office expenses regarding the subscription.

Please refer to "II. MANAGEMENT AND ADMINISTRATION, 1. Subscription Procedures, Etc." hereof.

(2)	Repurchase Charge:

Repurchase requests in Japan may be made to the Investor Servicing Agent through the Sales Handling Company on a Fund Business Day that is a business day of the Distributor in Japan without a contingent deferred sales charge.

Please refer to "II. MANAGEMENT AND ADMINISTRATION, 1. Repurchase Procedures, Etc." hereof.

(3)	Management Fees, etc.:
(a)	Management Fees:

Shareholders of the Fund approved a new management contract with Putnam Management effective January 1, 2024 (the “Management Contract”). The terms of the Management Contract, including terms relating to fees, are substantially similar to the terms of the Fund’s previous management contract with Putnam Management dated February 27, 2014 (the “Previous Management Contract”). Shareholders were asked to approve the Management Contract in connection with the Transaction. As a result of the Transaction, Putnam Management, a wholly-owned subsidiary of Putnam Holdings and the investment manager to the Fund, became an indirect, wholly-owned subsidiary of Franklin Templeton. Under the 1940 Act, the Transaction resulted in the automatic termination of the Previous Management Contract and also the related sub-management contract between Putnam Management and the Sub-Investment Management Company that was in place for the Fund before the Transaction.

Investment Management Company also entered into a new sub-management contract (the "Sub-Management Contract") for the Fund effective as of the time the Management Contract became effective. The terms of the Sub-Management Contract are substantially similar to the terms of the previous sub-management contract for the Fund.

Effective July 15, 2024, Putnam Management transferred all of its rights and obligations under the existing management contract between Putnam Management and the Fund to the Investment Management Company by means of an assignment and assumption agreement (the “Transfer”), and the Investment Management Company assumed the role of investment adviser for the fund pursuant to a new management contract (the “New Management Contract”). The terms of the New Management Contract are substantially similar to the terms of the Fund's previous management contract, and the fees payable under the New Management Contract are identical to those under the current management contract. In order to provide continuity in the determination of the management fee rates for all funds whose fee rates are based on the monthly average of the aggregate net assets of other open-end funds sponsored by Putnam Management (excluding net assets of such funds that are invested in, or that are invested in by, other such funds to the extent necessary to avoid “double counting” of those assets) (“Total Open-End Mutual Fund Average Net Assets”), the assignment and assumption agreement included an acknowledgment by the Investment Management Company and Putnam Management that each fund whose assets are counted in the calculation of Total Open-End Mutual Fund Average Net Assets would continue to be deemed an open-end fund sponsored by Putnam Management.

In connection with the Transfer, as of July 15, 2024, Putnam Management also transferred all of its rights and obligations under the sub-management contract between Putnam Management and the Sub-Investment Management Company to the Investment Management Company in respect of the Fund by means of an assignment and assumption agreement, resulting in a new sub-management contract with respect to the Fund. The new sub-management contract replaces, and has terms that are substantially similar to, the previous sub-management contract.

Under the New Management Contract, the Fund pays a monthly fee to the Investment Management Company. The fee is calculated by applying a rate to the Fund's average net assets for the month. The rate is based on the monthly average of the aggregate net assets of other open-end funds (including this Fund but not Putnam ETFs) sponsored by the Investment Management Company (excluding net assets of such funds that are invested in, or that are invested in by, such funds to the extent necessary to avoid "double counting" of those assets) ("Total Open-End Mutual Fund Average Net Assets"), as determined at the close of each business day during the month, as set forth below:

0.550% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.500% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.450% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.400% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.350% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.330% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.320% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
and

0.315% of any excess thereafter.

For the past three fiscal years, pursuant to the applicable management contract, the Fund incurred the following fees:

Fiscal year	Management fee paid	Amount of management fee waived	Amount management fee would have been without waivers
2023*	$4,027,286	$1,891,138	$5,918,424
2022	$7,237,895	$2,880,368	$10,118,263
2021	$10,570,718	$3,840,316	$14,411,034

* Effective July 15, 2024, Franklin Advisers replaced Putnam Management as the Investment Management Company.

The amount of management fee waived for the most recent fiscal year and the 2022 and 2021 fiscal years resulted from arrangements set forth in “Fund-specific expense limitation” below.

The management fees are charged in consideration of the investment management services of the Fund and investment adviser concerning the Fund's assets provided to the Fund.

Fund-specific expense limitation.

The Investment Management Company has contractually agreed through at least February 28, 2025 to waive fees and/or reimburse expenses of the Fund to the extent that the total annual fund operating expenses (excluding payments under the Fund’s distribution plans, brokerage, interest, taxes, investor servicing fees, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.33% of the Fund’s average net assets. This obligation may be modified or discontinued only with the approval of the Board of Trustees.

(b)	The Sub-Investment Management Fee:

The Investment Management Company has retained its affiliate the Sub-Investment Management Company to make investment decisions for such Fund assets as may be designated from time to time for its management by the Investment Management Company. The Sub-Investment Management Company is not currently managing the Fund assets. If the Sub-Investment Management Company were to manage the Fund assets, the Investment Management Company (and not the Fund) would pay a quarterly sub-management fee to the Sub-Investment Management Company for its services at the annual rate of 0.20% of the average net asset value of any Fund assets managed by the Sub-Investment Management Company.

(c)	The Sub-Advisory Fee

The Investment Management Company has retained its affiliate Putnam Management to provide certain advisory and related services. The Investment Management Company (and not the fund) will pay a monthly fee to Putnam Management based on the costs of Putnam Management in providing these services to the fund, which may include a mark-up determined and revised from time-to-time in accordance with Franklin Templeton's transfer pricing policy, in line with applicable tax/transfer pricing regulations, but not to exceed 15% over such costs.

(d)	Custodian Fee and Charges of the Investor Servicing Agent:

State Street Bank and Trust Company ("State Street") is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund's investments, serving as the Fund's non-U.S. custody manager, providing reports on non-U.S. securities depositaries, making payments covering the expenses of the Fund and performing other administrative duties. State Street does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. State Street has a lien on the Fund's assets to secure charges and advances made by it. The Fund may from time to time enter into brokerage arrangements that reduce or recapture Fund expenses, including custody expenses. The Fund also has an offset arrangement that may reduce the Fund's custody fee based on the amount of cash maintained by its custodian.

The Fund's Investor Servicing Agent (transfer, plan and dividend disbursing agent) receives fees that are paid monthly by the Fund as an expense of all its shareholders. The fee paid to the Investor Servicing Agent, subject to certain limitations, is based on a Fund's retail asset level, the number of shareholder accounts in the Fund and the level of defined contribution plan assets in the Fund. Currently, investor servicing fees for the Fund will not exceed an annual rate of 0.250% of the Fund's average assets.

For the fiscal year ended on October 31, 2023, the Fund incurred $2,374,566 in fees for investor servicing provided by the Investor Servicing Agent and $140,152 in fees for custody services provided by State Street. The Fund's expenses were reduced by $67,434 under the expense offset arrangement between the Fund, the Investor Servicing Agent and State Street.

(e)	Fees under Class M Distribution Plan

The Class M distribution plan provides for payments by the Fund to the Principal Underwriter at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.50% of such assets. Because these fees are paid out of the Fund's assets, on an outgoing basis, they will increase the cost of an investor' investments. The Distributor and other dealers are paid from the 0.50% that the Fund pays the Principal Underwriter.

Payments under the plan are intended to compensate the Principal Underwriter for services provided and expenses incurred by it as principal underwriter of the Fund's shares, including the payments to dealers mentioned above. The Principal Underwriter may suspend or modify such payments to dealers.

The fees under Class M Distribution Plan are charged in consideration of the services provided by the Principal Underwriter and of the services of the distributors of the Shares.

For the fiscal year ended on October 31, 2023, the Fund paid fees to the Principal Underwriter under the distribution plan of $187,153 for Class M shares.

(f)	The Sub-Administrative Fee:

The Sub-Administrator has entered into an agreement with the Investment Management Company to provide certain administrative services and facilities for the fund. The Sub-Administrator is an indirect, wholly-owned subsidiary of Franklin Templeton. The administrative services the Sub-Administrator provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. the Investment Management Company pays the Sub-Administrator a monthly fee equal to the following:

0.150% of the Fund’s average daily net assets up to and including $200 million;

0.135% of the Fund’s average daily net assets over $200 million, up to and including $700 million;

0.100% of the Fund’s average daily net assets over $700 million, up to and including $1.2 billion;

0.075% of the Fund’s average daily net assets in excess of $1.2 billion.

The monthly fees are paid by the Investment Management Company and are not additional expenses of the Fund.

(4)	Other Expenses:

The Fund pays all expenses not assumed by the Investment Management Company, including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The Fund also reimbursed the Investment Management Company for administrative services during fiscal 2023, including compensation of certain Fund officers and contributions to the Putnam Retirement Plan for their benefit. The total reimbursement is determined annually by the Trustees and was $47,989 for fiscal 2023, of which $35,499 represents a portion of total reimbursement for compensation and contributions.

The Trustees are responsible for generally overseeing the conduct of Fund business. Subject to such policies as the Trustees may determine, the Investment Management Company furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, the Investment Management Company also manages the Fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the Fund and in the “Putnam family of funds” as of December 31, 2023. The Putnam family of funds is composed of the Putnam mutual funds, closed-end funds, and exchange-traded funds. Jane E. Trust was elected to the Board of Trustees effective January 26, 2024 and Gregory G. McGreevey was elected to the Board of Trustees effective May 17, 2024. Ms. Trust and Mr. McGreevey are not included in the table because they did not serve as Trustees on or prior to December 31, 2023.

Name of Trustee	Dollar range of Putnam Income Fund shares owned	Aggregate dollar range of shares held in all of the funds in the Putnam family of funds overseen by Trustee
Independent Trustees
Liaquat Ahamed	$1-$10,000	over $100,000
Barbara M. Baumann	$1-$10,000	over $100,000
Katinka Domotorffy	$1-$10,000	over $100,000
Catharine Bond Hill	$1-$10,000	over $100,000
Kenneth R. Leibler	$1-$10,000	over $100,000
Jennifer Williams Murphy*	$1-$10,000	$10,001-$50,000
Marie Pillai	$1-$10,000	over $100,000
George Putnam, III	$50,001- $100,000	over $100,000
Manoj P. Singh	$1-$10,000	over $100,000
Mona K. Sutphen	$1-$10,000	over $100,000
Interested Trustee
Robert L. Reynolds **	over $100,000	over $100,000

* Ms. Murphy is the founder, controlling member, and Chief Executive Officer of Runa Digital Assets, LLC (“RDA”), the investment manager of Runa Digital Partners, LP(“RDP”), a private investment fund. Ms. Murphy also holds a controlling interest in RDP's general partner and is a limited partner in RDP. A subsidiary of Franklin Templeton and certain individuals employed by Franklin Templeton or its affiliates have made passive investments as limited partners in RDP (one of whom serves on the advisory board for RDA, which has no governance or oversight authority over RDA), representing in the aggregate approximately 33% of RDP as of October 31, 2023. In addition, if certain conditions are met, Franklin Templeton will be entitled to receive a portion of any incentive compensation allocable to RDP's general partner. For so long as Franklin Templeton maintains its investment in RDP, Ms. Murphy also has agreed upon request to advise and consult with Franklin Templeton and its affiliates on the market for digital assets. Ms. Murphy provides similar service to other limited partners in RDP that request her advice. Ms. Murphy also is entitled to receive deferred cash compensation in connection with her prior employment by an affiliate of Franklin Templeton, which employment ended at the end of 2021. With regard to Ms. Murphy, the relationships described above may give rise to a potential conflict of interest with respect to the Fund.

** Trustee who is an "interested person" (as defined in the 1940 Act) of the Fund and the Investment Management Company. Mr. Reynolds is deemed an "interested person" by virtue of his position as an officer of the fund and his direct beneficial interest in shares of Franklin Templeton, of which the Investment Management Company is an indirect wholly-owned subsidiary. Mr. Reynolds is the President of the Fund and each of the other Putnam funds, and prior to January 1, 2024, Mr. Reynolds was President and Chief Executive Officer of Putnam Management and Putnam Investments, LLC

Each Independent Trustee of the Fund receives an annual retainer fee and an additional fee for each Trustee meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current Independent Trustees of the Fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the Fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per regular Trustee meeting.

The standing committees of the Board of Trustees, and the number of times each committee met during the Fund's most recently completed fiscal year, are shown in the table below:

Audit, Compliance and Risk Committee	12
Board Policy and Nominating Committee	5
Brokerage Committee	3
Contract Committee	8
Executive Committee	1
Investment Oversight Committees
Investment Oversight Committee A	5
Investment Oversight Committee B	5
Pricing Committee	8
Exchange-Traded Fund Committee*	5

*For period 1/1/23 - 10/31/23

The following table shows the year each Trustee was first elected or appointed a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 2023, and the fees paid to each Trustee by all of the Putnam funds for services rendered during calendar year 2023: Ms. Trust and Mr. McGreevey are not included in the table because they did not serve as Trustees during the relevant periods.

COMPENSATION TABLE

Trustees/Year Elected or Appointed as a Trustee	Aggregate compensation from the Fund	Pension or retirement benefits accrued as part of Fund expenses	Estimated annual benefits from Putnam funds complex upon retirement (1)	Total compensation from Putnam funds complex (2)
Independent Trustees
Liaquat Ahamed/2012(3)	$6,483	N/A	N/A	$368,000
Barbara M. Baumann/2010 (3) (4)	$7,010	N/A	N/A	$398,000
Katinka Domotorffy/2012 (3)	$6,483	N/A	N/A	$368,000
Catharine Bond Hill/2017 (3)	$4,862	N/A	N/A	$368,000
Kenneth R. Leibler/2006 (5)	$8,855	N/A	N/A	$503,000
Jennifer Williams Murphy/2022	$6,483	N/A	N/A	$368,000
Marie Pillai/2022 (3)	$512	N/A	N/A	$368,000
George Putnam, III/1984 (6)	$6,922	N/A	$ 0	$393,000
Manoj P. Singh/2017 (7)	$6,810	N/A	N/A	$386,330
Mona K. Sutphen/2020	$6,227	N/A	N/A	$354,660
Interested Trustee
Robert L. Reynolds/2008 (8)	N/A	N/A	N/A	N/A
(1)	Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.
(2)	As of December 31, 2023, there were 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds in the Putnam funds complex. Messrs. Leibler, Putnam, Singh and Reynolds and Mses. Baumann, Murphy and Pillai were first elected to the Board of Trustees of the exchange-traded funds effective as of January 11, 2023.
(3)	Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of October 31, 2023, the total amounts of deferred compensation payable by the Fund, including income earned on such amounts, to these Trustees were: Mr. Ahamed - $17,412; Ms. Baumann - $15,800; Ms. Domotorffy - $17,441; Dr. Hill - $11,415; and Ms. Pillai - $6,321.
(4)	Includes additional compensation to Ms. Baumann for service as Vice Chair of the Board of Trustees.
(5)	Includes additional compensation to Mr. Leibler for service as Chair of the Board of Trustees.
(6)	Includes additional compensation to Mr. Putnam for service as Chair of the Contract Committee.
(7)	Includes additional compensation to Mr. Singh for service as Chair of the Audit, Compliance and Risk Committee.
(8)	Mr. Reynolds is an "interested person" of the Fund and the Investment Management Company.

Under a retirement plan for Trustees of Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years, or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

The following table shows brokerage commissions paid during the fiscal years indicated:

Fiscal Year	Brokerage commissions
2023	$114,975
2022	$221,064
2021	$237,486

The brokerage commissions for the Fund’s 2023 fiscal year were lower than the brokerage commissions for the Fund’s prior two fiscal years due to changes in the Fund's contractual brokerage commission fees.

The portfolio turnover rate for the Fund’s 2023 fiscal year was higher than the portfolio turnover rate for the Fund’s prior fiscal year due to increased market volatility that resulted in more trading activity.

At the end of fiscal 2023, the Fund held the following securities of the Fund's regular broker-dealers (or affiliates of such broker-dealers):

Broker-dealers or affiliates	Value of securities held
Bank of America Corp.	$12,768,189
BNP Paribas	$996,071
Citigroup, Inc.	$7,493,529
Goldman Sachs Group, Inc. (The)	$2,485,313
JPMorgan Chase & Co.	$9,681,297
Morgan Stanley	$7,441,112
Royal Bank of Canada	$903,566
Wells Fargo & Co.	$3,444,072

For the fiscal year ended on October 31, 2023, the Fund paid $733,698 in total other expenses, including payments under its distribution plans, but excluding management fees which would have been without waivers, investor servicing agent expenses and custodian expenses.

(5)	Tax Treatment of non-U.S. Shareholders in Japan:

The Fund intends to qualify as a "bond investment trust." On that basis, the tax treatment of shareholders in Japan would be as follows:

(1)	Shares may be handled in a specified account of a financial instruments business firm which handles a specified account.
(2)	Distributions to be made by the Fund will be treated as distributions made by a publicly offered, domestic public and corporate bond investment trust.
(3)	Where Japanese individual shareholders in Japan repurchase or redeem their shares, the transfer profits will be subject to withholding of income tax in Japan at 20.315% (15.315% income tax and 5% residential tax) (20% (15% income tax and 5% residential tax) on and after January 1, 2038). Distributions to be made by the Fund to individual shareholders in Japan of shares will be subject to withholding income tax in Japan at 20.315%

(15.315% income tax and 5% residential tax) (the taxation rate will be 20% (15% income tax and 5% residential tax) on and after January 1, 2038).

(4)	Distributions to be accrued by the Fund to individual shareholders in Japan and capital gains and losses arising from purchase, sale, repurchase and redemption of shares may be set off against income and loss of a certain other securities on a certain condition.
(5)	Distributions to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax in Japan (i.e., 20.315% withholding tax (15.315% income tax and 5% local taxes) (20% withholding tax (15% income tax and 5% local tax) on and after January 1, 2038)). In certain case, a report concerning payments will be filed with the chief of the tax office.
(6)	Distributions from the Fund properly reported by the Fund as (1) "capital gain dividends", (2) "interest-related dividends" and (3) "short-term capital gain dividends", (each as defined in the Code and subject to certain conditions) generally are not subject to withholding of U.S. federal income tax. Distributions from the Fund other than capital gain dividends, interest-related dividends and short-term capital gain dividends are generally subject to withholding of U.S. federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan. Special tax rules may apply to distributions by the Fund of gain attributable to certain "U.S. real property interests". Shareholders should consult their own tax advisor to determine the suitability of shares of the Fund as an investment.

This Fund intends to qualify as a publicly offered, foreign government and corporate bond fund under the Income Tax Law of Japan. There is a possibility, however, that other treatment may be applicable due to judgment by the relevant tax authority in the future. Also, the taxation treatment described above is subject to other changes of law or practice.

The foregoing discussion regarding certain tax matters is very general and does not constitute tax advice. There may be other tax considerations applicable to Shareholders in Japan, and each Shareholder should seek advice based on such Shareholder's particular circumstances from an independent tax advisor.

5.	STATUS OF INVESTMENT FUND
(1)	Diversification of Investment Fund:

Note 1: Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereinafter.

Note 2: Details of the rating for the bonds invested by the Fund as of the end of January 2024 are as follows:

Rating	AAA	AA	A	BBB	BB	B	CCC and Below	Not rated	Net cash	Total
Percentage (%)	37.02	5.53	11.53	24.99	3.33	1.42	1.92	4.51	9.76	100.00

(2)       Investment Assets:

(a)       Names of Major Portfolio (Top 30 including the Equity Shares, Bonds, Options, etc.):

[Please refer to the attached EXCEL Sheet.] (Top 30).

(b)       Investment Real Estate:

Not applicable (as of the end of January 2024).

(c)       Other Major Investment Assets:

Not applicable (as of the end of January 2024).

(3)       Results of Past Operations:

(a)       Record of Changes in Net Assets (Class M Shares):

Record of changes in net assets at the end of the following fiscal years and at the end of each month within a one year prior to the end of January 2024 is as follows:

[Please refer to the attached EXCEL Sheet.]

(b)       Record of Changes in Distributions Paid (Class M Shares):

[Please refer to the attached EXCEL Sheet.]

(c)       Record of Changes in Return Rate (Class M Shares)

Record of changes in Return Rate during the following fiscal years is as follows:

[Please refer to the attached EXCEL Sheet.]

* Return Rate (%) =[ [ Ending NAV x A] ] / Beginning NAV] – 1

"A" shall be obtained by multiplying together all the amounts of such dividend as distributed during the period divided by the NAV per share on the ex-dividend day of the relevant distribution plus 1.

Provided that Beginning NAV, except for the 1st fiscal year, means net asset value per share at the end of the fiscal year immediately preceding the relevant fiscal year, and Ending NAV means NAV per share at the end of the relevant fiscal year.

[(Reference information (graphs of the record of changes of net assets and return rate) from the Japanese Mandatory Prospectus is inserted.)]

(4)       RECORD OF SALES AND REPURCHASES (Class M Shares):

Record of sales and repurchases during the following fiscal years and number of outstanding Shares of the Fund as of the end of such Fiscal Years are as follows:

[Please refer to the attached EXCEL Sheet.]

II.       MANAGEMENT AND ADMINISTRATION

1.	Subscription Procedures, Etc.:
(1)	Sales Procedures in the United States

Investors residing in the United States can open a Fund account and purchase class A, B, C and M shares (only class M shares are available in Japan) by contacting their financial professional or the Investor Servicing Agent, at 1-800-225-1581 and obtaining a Putnam account application. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class M shares of the Fund are only available for purchase by individuals purchasing shares of the Fund from Japanese distributors that have selling agreements with the Principal Underwriter.

The completed application, along with a check made payable to the Fund, must then be returned to the Investor Servicing Agent at the following address:

Putnam Investments

P.O. Box 219697

Kansas City, MO 64121-9697

Investors residing in the United States can open a Fund account with as little as $500. The minimum investment is waived if investors make regular investments weekly, semi-monthly or monthly through automatic deductions from their bank checking or savings account. Although the Investment Management Company is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

The Fund sells its shares at the offering price, which is the NAV plus any applicable sales charge (class A shares, which are not offered in Japan, and class M shares only). An investor's financial representative or the Investor Servicing Agent generally must receive the investor's completed buy order before the close of regular trading on the New York Exchange ("NYSE") for the investor's shares to be bought at that day's offering price.

Investors participating in an employer-sponsored retirement plan that offers the Fund should consult their employer for information on how to purchase shares of the Fund through the plan, including any restrictions or limitations that may apply.

U.S. federal law requires mutual funds to obtain, verify, and record information that identifies investors opening new accounts. Investors must provide their full name, residential or business address, U.S. Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide additional identifying documentation. For trusts, the Fund must obtain and verify identifying information for each trustee listed in the account registration. For certain legal entities, the Fund must also obtain and verify identifying information regarding beneficial owners and/or control persons. The Fund is unable to accept new accounts if any required information is not provided. If the Investor Servicing Agent cannot verify identifying information after opening an investor's account, the Fund reserves the right to close the investor's account at the then-current NAV, which may be more or less than your original investment, net of any applicable sales charges. The Investor Servicing Agent may share identifying information with third parties for the purpose of verification subject to the terms of Putnam's privacy policy. Also, the Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Purchasing additional shares

Once an investor has an existing account, the investor can make additional investments at any time in any amount in the following ways:

*	Through a financial representative. The investor's representative will be responsible for furnishing all necessary documents to the Investor Servicing Agent, and may charge the investor for its services.
*	Through the Investment Management Company's systematic investing program. An investor may make regular investments weekly, semi-monthly or monthly through automatic deductions from the investor's bank checking or savings account.

* Via the Internet or phone. If an investor has an existing Putnam fund account and the investor has completed and returned an Electronic Investment Authorization Form, the investor can buy additional shares online at www.putnam.com or by calling the Investor Servicing Agent at 1-800-225-1581.

* By mail. An investor may also request a book of investment stubs for his or her account. The investor would complete an investment stub and write a check for the amount the investor wishes to invest, payable to the Fund, and then return the check and investment stub to the Investor Servicing Agent.

* By wire transfer. An investor may buy Fund shares by bank wire transfer of same-day funds. An investor would call the Investor Servicing Agent at 1-800 -225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. An investors' bank may charge the investor for wiring same-day funds. Although the Fund's designated bank does not currently charge investors for receiving same-day funds, it reserves the right to charge for this service. An investor cannot buy shares for employer-sponsored retirement plans by wire transfer.

Class M shares

-	Class M shares of the Fund are only available for purchase by individuals purchasing shares of the Fund from Japanese distributors that have selling agreements with the Principal Underwriter.
-	Initial sales charge of up to 3.25% (sales charges may differ for shares purchased in Japan)
-	Lower sales charges available for investments of $50,000 or more
-	No deferred sales charge
-	Lower annual expenses, and higher dividends, than class B or C shares (both not offered in Japan) because of lower 12b-1 fees
-	Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) because of higher 12b-1 fees

-	No conversion to class A shares (not offered in Japan), so no reduction in future 12b-1 fees
-	Orders for class M shares of one or more Putnam funds, other than class M shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (not offered in Japan) (as described below), is $500,000 or more. Investors considering cumulative purchases of $500,000 or more should consider whether class A shares (not offered in Japan) would be more advantageous and consult their financial representative.

Initial sales charges for class M shares

Class M sales charge
as a percentage of*:
Amount of purchase	Net amount	Offering
at offering price ($)	invested	price **
Under 50,000	3.36%	3.25%
50,000 but under 100,000	2.30	2.25
100,000 but under 250,000	1.27	1.25
250,000 but under 500,000	1.01	1.00
500,000 and above	N/A***	N/A***
*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges paid may be more or less than these percentages.
**	Offering price includes sales charge.
***	The Fund will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

Reducing investors' class M sales charge

The Fund offers two principal ways for investors to qualify for discounts on initial sales charges on class A (not offered in Japan) and class M shares, often referred to as "breakpoint discounts":

• Right of Accumulation. Investors can add the amount of their current purchases of class A (not offered in Japan) or class M shares of the Fund and other Putnam funds (excluding Putnam Ultra Short MAC Series) to the value of their existing accounts in the Fund and other Putnam funds (excluding Putnam Ultra Short MAC Series). Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For investors' current purchases, the investors will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of their current purchases. In addition to Putnam Ultra Short MAC Series, shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of their existing accounts and any linked accounts, the Fund will use the higher of (a) the current maximum public offering price of those shares or (b) if an investor purchased the shares after December 31, 2007, the initial value of the total purchases, or, if an investor held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that the investor has redeemed.

• Statement of intention. A statement of intention is a document in which an investor agrees to make purchases of class A (not offered in Japan) or class M shares in a specified amount within a period of 13 months. For each purchase the investor makes under the statement of intention, the investor will pay the initial sales charge applicable to the total amount the investor has agreed to purchase. While a statement of intention is not a binding obligation on the investor, if the investor does not purchase the full amount of shares within 13 months, the Fund will redeem shares from their account in an amount equal to the difference between the higher initial sales charge the investor would have paid in the absence of the statement of intention and the initial sales charge the investor actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

•	Individual accounts
•	Joint accounts
•	Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)
•	Shares of Putnam funds owned through accounts in the name of an investor's dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)
•	Accounts held as part of a Section 529 college savings plan managed by the Investment Management Company (some restrictions may apply)

In order to obtain a breakpoint discount, investors should inform their financial representatives at the time they purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or an investor's financial representative may ask the investor for records or other information about other shares held in the investor's accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on the Investment Management Company's Web site at putnam.com/individual by selecting "Mutual Funds", then "Pricing and Performance", and then "About fund costs".

Distribution and service (12b-1) plans. Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with the Principal Underwriter or one of its affiliates). In order to pay for the marketing of Fund shares and services provided to shareholders, the Fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses investors pay each year in certain share classes. The Principal Underwriter and its affiliates also make additional payments to dealers that do not increase investors’ Fund expenses. The Fund's 12b-1 plans provide for payments at an annual rate (based on average net assets) of up to 1.00% on class M shares. The Trustees currently limit payments on class M shares to 0.50% of average net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of the investor's investment.

For fiscal years 2021, 2022 and 2023, the Principal Underwriter received$650, $1,954 and $3,850, respectively, in total front-end sales charges for class M shares, of which it retained $48, $175 and $345, respectively.

Payments to dealers. If investors purchase their shares through a dealer, their dealer generally receives payments from the Principal Underwriter representing some or all of the sales charges and distribution and service (12b-1) fees, if any. The Principal Underwriter and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the Fund or other Putnam funds to its customers. These additional payments are made by the Principal Underwriter and its affiliates and do not increase the amount paid by the investor or the Fund.

The additional payments to dealers by the Principal Underwriter and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in Fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer's preferred or recommended fund company list, access to sales meetings, sales representatives and management representatives of the dealer, market data, as well as the size of the dealer's relationship with Putnam Retail Management. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam's retail mutual funds attributable to the dealers.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the Fund through dealer platforms and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program or platform services provided by the dealer, including shareholder recordkeeping, reporting, or transaction processing, as well as services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring or other similar services.

Other payments. The Principal Underwriter and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and U.S. National Association of Securities Dealers ("NASD") (as adopted by the U.S. Financial Industry Regulatory Authority ("FINRA")) rules and by other applicable laws and regulations. The Fund's transfer agent may also make payments to certain financial intermediaries in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the Fund or other Putnam funds through their retirement plan.

(2)	Sales Procedures in Japan

It is agreed and understood that the Shares of the Fund shall be offered by the Distributor to non-U.S. persons in Japan only and not to any "U.S. Person" as such person is defined below. In addition, if a shareholder becomes a U.S. Person after purchasing shares, the shareholder may hold shares continuously pursuant to the Account Contract (as defined below) but may not purchase additional shares from the Distributor in Japan.

A "U.S. Person" means any of the following: (1) a citizen or resident of the United States for U.S. federal income tax purposes; (2) a corporation, partnership or other legal entity organized under the law of the United States or any of its political subdivisions; (3) any estate, the income of which is subject to U.S. federal income taxation regardless of the source of its income; or (4) a trust (i) that validly elects to be treated as a U.S. person for U.S. federal income tax purposes or (ii)(a) the administration over which a U.S. court can exercise primary supervision and (b) all of the substantial decisions of which one or more U.S. persons have the authority to control. For purposes of this definition, the "United States" means the United States of America and any of its states, territories, possessions or the District of Columbia.

In Japan, Shares of the Fund are offered on any Business Day and any business day of a financial instruments firm in Japan during the Subscription Period mentioned in "Section 7. Period of Subscription, Part I Information concerning Securities" of a securities registration statement pursuant to the terms set forth in "Part I. Information concerning Securities" of the relevant securities registration statement. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (the "Account Contract") and receive from such investors an application for requesting the opening of a transactions account under the Account Contract. Purchase may be made in the minimum investment amount of 200 shares and in integral multiples of 100 shares.

The issue price for Shares during the Subscription Period shall be, in principle, the Net Asset Value per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and payment and delivery shall be made on the fourth Business Day after and including the Trade Day. The sales charge in Japan shall be 3% of the amount obtained by deduction of the amount equivalent to 3% of the public offering price from such price (hereinafter referred to as the "Sales Price"). Any amount of the Sales Price over the net asset value shall be retained by Putnam Retail Management, principal underwriter of the Fund. The public offering price means the amount calculated by dividing the net asset value by (1- 0.0325) and rounding to three decimal places.

Investors who entrust a Sales Handling Company with safekeeping of the certificates for Fund shares will receive a trade balance report. In such case payment shall be made in Japanese yen in principal and the applicable exchange rate shall be the exchange rate determined by such Sales Handling Company to be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the applicable Trade Day. The payment may be made in U.S. Dollars to the extent that the Sales Handling Companies agree.

In addition, Sales Handling Companies in Japan who are members of the JSDA cannot continue sales of the Shares in Japan when the net assets of the Fund are less than JPY 100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" in the "Regulations Concerning the Transactions of Foreign Securities" established by the Association.

2.	Repurchase Procedures, Etc.:
(1)	Repurchase Procedures in the United States

Investors residing in the United States can sell their shares back to the Fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through the investor's financial representative or directly to the Fund. If investors redeem their shares shortly after purchasing them, the redemption payment for the shares may be delayed until the Fund collects the purchase price of the shares, which may be up to 7 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If an investor exchanges shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When the investor redeems the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when and from which fund the investor originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which the investor exchanged the shares that would result in the investor paying the highest deferred sales charge applicable to the investor's class of shares. For purposes of computing the deferred sales charge, the length of time an investor has owned shares will be measured from the date of original purchase, unless the investor originally purchased the shares from another Putnam fund that does not directly charge a deferred sales charge, in which case the length of time the investor has owned his or her shares will be measured from the date the investor exchanges those shares for shares of another Putnam fund that does charge a deferred sales charge, and will not be affected by any subsequent exchanges among funds.

*	Selling or exchanging shares through an investor's financial representative. An investor's representative must receive the investor's request in proper form before the close of regular trading on the NYSE for the investor to receive that day's NAV, less any applicable deferred sales charge. The investor's representative will be responsible for furnishing all necessary documents to the Investor Servicing Agent on a timely basis and may charge investors for his or her services.
*	Selling or exchanging shares directly with the Fund. The Investor Servicing Agent must receive an investor's request in proper form before the close of regular trading on the NYSE in order for the investor to receive that day's NAV, less any applicable deferred sales charge.

By mail. An investor should send a letter of instruction signed by all registered owners or their legal representatives to the Investor Servicing Agent. If an investor has certificates for the shares the investor wants to sell or exchange, the investor must return them unendorsed with the investor's letter of instruction.

By telephone. An investor may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless the investor has notified the Investor Servicing Agent of an address change within the preceding 15 days, in which case other requirements may apply. Unless the investor indicates otherwise on the account application, the Investor Servicing Agent will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available.

Sale or exchange of shares by telephone is not permitted if there are certificates for the investor's shares. The telephone redemption and exchange privileges may be modified or terminated without notice.

*	Via the Internet. An investor may also exchange shares via the Internet at putnam.com/individual.
*	Shares held through an investor's employer's retirement plan. For information on how to sell or exchange shares of the Fund that were purchased through the retirement plan of the investor's employer, including any restrictions and charges that the plan may impose, an investor should consult its employer.
*	Additional requirements. In certain situations, for example, if an investor sells shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, the Investor Servicing Agent usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, the investor should contact the Investor Servicing Agent.

The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which an investor would like to exchange may also reject the investor's exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Investment Management Company determines are likely to have a negative effect on the Fund or other Putnam funds. Investors are asked to consult the Investor Servicing Agent before requesting an exchange. Investors should ask their financial representative or the Investor Servicing Agent for prospectuses of other Putnam funds.

*	Payment information. If an investor's account is held directly with the Investor Servicing Agent, the Fund typically expects to send an investor payment for the investor's shares the business day after the investor's request is received in good order. If the investor holds their shares through certain financial intermediaries or financial intermediary programs, receipt of payment for the investor's shares may differ based on industry standard trade settlement practices, as managed by the investor's intermediary. However, it is possible that payment of redemption proceeds, for both accounts held with the Investor Servicing Agent and those held through a financial intermediary, may take up to seven days. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by U.S. federal securities law. Under normal market conditions, the Fund typically expects to satisfy redemption requests by using holdings of cash and cash equivalents or selling portfolio assets to generate cash. Under stressed market conditions, the Fund may also satisfy redemption requests by borrowing under the Fund’s lines of credit or interfund lending arrangements.

To the extent consistent with applicable laws and regulations, the Fund reserves the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. The Fund generally expects to use in-kind redemptions only in stressed market conditions or stressed conditions specific to the Fund, such as redemption requests that represent a large percentage of the Fund's net assets in order to minimize the effect of the large redemption on the Fund and its remaining shareholders. The Fund will not use in-kind redemptions for retail investors who hold shares of the Fund through a financial intermediary. Any in-kind redemption will be effected through a pro rata distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s net asset value. Once distributed in-kind to an investor, securities may increase or decrease in value before the investor is able to convert them into cash. Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. The Fund has committed, in connection with an election under Rule 18f-1 under the 1940 Act, to pay all redemptions of Fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the Fund’s net assets measured as of the beginning of such 90-day period. Investors should consult the Investor Servicing Agent. An investor will not receive interest on uncashed redemption checks.

*	Redemption by the Fund. If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investor's shares without the investor's permission and send the investor the proceeds after providing the record holder of these shares with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, the Fund may also redeem shares if an investor owns more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.
*	Abandoned property. If an investor’s account is held directly with the Investor Servicing Agent and is later deemed “abandoned” or “unclaimed” under state law, the Fund may be required to “escheat” (transfer) the shares in the investor’s account, or to redeem those shares and remit the proceeds, to the applicable state's unclaimed property division. The state may redeem escheated shares. If an investor subsequently seek to reclaim from the state the proceeds of any sale of the investor’s shares, the investor may only be able to recover the amount received when the shares were sold (and not the amount those shares are worth currently). It is an investor’s responsibility to maintain a correct address for the investor’s account, to keep the investor’s account active by contacting the Investor Servicing Agent by mail, by telephone or through the Investor Servicing Agent' website, www.putnam.com, and to cash promptly all checks for dividends, capital gains and redemptions. The Fund and the Investor Servicing Agent, the Investment Management Company, and their respective affiliates will not be liable to fund shareholders or their representatives for good faith efforts to comply with state escheatment laws. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to an investor; federal and any applicable state income tax will be withheld.

Policy on excessive short-term trading

Risks of excessive short-term trading. Excessive short-term trading activity may reduce the Fund's performance and harm all Fund shareholders by interfering with portfolio management, increasing the Fund's expenses and diluting the Fund's NAV. Depending on the size and frequency of short-term trades in the Fund's shares, the Fund may experience increased cash volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the Fund's brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the Fund.

When the Fund invests in non-U.S. securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund's investments that result from events occurring after the close of the non-U.S. markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its NAV. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the Fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund's investments. In addition, the market for lower-rated bonds may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund's shares, which will reduce the Fund's performance and may dilute the interests of other shareholders. Because lower-rated debt may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.

Fund policies. In order to protect the interests of long-term shareholders of the Fund, the Investment Management Company and the Fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The Fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, the Investment Management Company monitors activity in those shareholder accounts about which it possesses, or otherwise obtains, the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Account monitoring. The Investment Management Company's Compliance Department currently uses multiple reporting tools to detect short-term trading activity occurring in accounts for investors held directly with the Putnam funds as well as in accounts held through financial intermediaries. The Investment Management Company measures excessive short-term trading in the Fund by the number of "round trip" transactions within a specified period of time. A "round trip" transaction is defined as a purchase or exchange into a fund followed, or preceded by, a redemption or exchange out of the same fund. If the Investment Management Company's Compliance Department determines that an investor has engaged in excessive short-term trading, the Investment Management Company will issue the investor and/or the investor’s financial intermediary, if any, a written warning. The Investment Management Company's practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. Some types of transactions are exempt from monitoring, including, but not limited to, those in connection with systematic investment or withdrawal plans and reinvestment of dividend and capital gain distributions.

Account restrictions. In addition to these monitoring practices, the Investment Management Company and the Fund reserve the right to reject or restrict purchases or exchanges for any reason. Continued excessive short-term trading activity by an investor or financial intermediary following a warning may lead to the termination of the exchange privilege for that investor or the financial intermediary initiating the trades on the investor’s behalf. The Investment Management Company may determine that an investor's trading activity is excessive or otherwise potentially harmful based on various factors, including an investor's or financial intermediary's trading history in the Fund or other Putnam funds, and may aggregate activity in multiple accounts in the Fund or other Putnam funds that the Investment Management Company believes are under common ownership or control for purposes of determining whether the activity is excessive. If the Investment Management Company identifies an investor or financial intermediary engaging in excessive trading, it may revoke certain privileges, such as the telephone exchange privilege or the ability to initiate online exchanges via the Investment Management Company’s Individual Investor website. The Investment Management Company may also temporarily or permanently bar the investor or financial intermediary from investing in the Fund or other Putnam funds. The Investment Management Company may take these steps in its discretion even if the investor's activity does not fall within the Investment Management Company's current monitoring parameters for the Fund.

Limitations on the Fund's policies. There is no guarantee that these policies will be able to detect excessive short-term trading in all accounts. For example, the Investment Management Company currently does not have access to sufficient information to identify each investor's trading history, and in certain circumstances there may be operational or technological constraints on its ability to enforce the Fund's policies. In addition, even when the Investment Management Company has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts are accounts in which shares are held in the name of a financial intermediary, such as a retirement plan sponsor, broker, adviser, or third-party administrator or recordkeeper, on behalf of its clients or participants, who are the beneficial owners of the Fund shares held in the omnibus account. The Investment Management Company monitors cash flows into and out of the Fund on an ongoing basis. If cash flows or other information indicate that excessive short-term trading may be taking place within an omnibus account, the Investment Management Company will contact the financial intermediary that maintains the omnibus account to obtain information about trading activity of the beneficial owners and attempt to identify and remedy any excessive trading. However, the Investment Management Company's ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of the financial intermediaries that maintain the omnibus accounts. Financial intermediaries may impose different or additional limits on short-term trading.

(2)	Repurchase Procedures in Japan

Shareholders in Japan may at any time request repurchase of their Shares without a contingent deferred sales charge. Repurchase requests in Japan may be made to the Investor Servicing Agent through the Sales Handling Company on a Fund Business Day that is a business day of financial instruments firms in Japan. Repurchases (other than repurchases of all of an investor's Fund Shares) shall be made only in integral multiples of 100 shares.

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from the Distributor. The price shall be paid in Japanese yen through the Sales Handling Companies pursuant to the Contracts or, if the Sales Handling Companies agree, in U.S. Dollars. Payment for repurchase proceeds shall generally be made on the fourth business day of financial instruments firms in Japan after and including the Trade Day.

There is no limit to repurchase the shares.

3.	Outline of Management of Assets, Etc.:
(1)	Valuation of Assets:

The price of the Fund's shares is based on its NAV. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the NYSE each day the exchange is open.

The Fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the Fund's Trustees or dealers selected by the Investment Management Company. Pricing services and dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation that the Investment Management Company does not believe accurately reflects the security’s fair value, the security will be valued at fair value by the Investment Management Company.

The Fund's most recent NAV is available on Investment Management Company's website at putnam.com/individual or by contacting the Investor Servicing Agent at1-800-225-1581.

The Fund determines the NAV per share of each class of shares once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth (observed), the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The Fund determines net asset value as of the close of regular trading on the NYSE, normally 4:00 p.m. U.S. Eastern Time.

Securities and other assets ("Securities") for which market quotations are readily available are valued at prices which, in the opinion of the Investment Management Company, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by the Investment Management Company or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain non-U.S. securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

The Investment Management Company values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts' reports regarding the issuer. In the case of Securities that are restricted as to resale, the Investment Management Company determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as non-U.S. securities) is substantially completed each day at various times before the close of the NYSE. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to fair value non-U.S. equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the Fund to a significant extent. In addition, Securities held by the Fund may be traded in non-U.S. markets that are open for business on days that the Fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the Fund.

Currency exchange rates used in valuing securities are normally determined as of 4:00 p.m. Eastern Time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the NYSE, which, in the absence of fair valuation, would not be reflected in the computation of the Fund's NAV. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected securities will be valued by the Investment Management Company at their fair value following procedures approved by the Trustees.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the NYSE. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the NYSE, which, in the absence of fair value prices, would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by the Investment Management Company at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the Fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price. The Fund may also value its securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

The Fund translates prices for its investments quoted in non-U.S. currencies into U.S. dollars at current exchange rates, which are generally determined as of 4:00 p.m. Eastern Time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. Dollar may affect the Fund’s NAV. Because non-US markets may be open at different times than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the United States close before the close of the NYSE, and, therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to fair value non-U.S. equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value pricing procedures may differ from recent market prices for the investment.

If the Investment Management Company identifies a pricing error in the Fund's net asset value calculation, a corrective action may be taken in accordance with the Investment Management Company's pricing procedures. If the pricing error affects the net asset value of the Fund by less than one cent per share, the error is not considered material, and no action is necessary. If the pricing error affects the net asset value of the Fund by one cent per share or more, and subject to review of the general facts and circumstances of the pricing error, the Fund will not reprocess a shareholder account if i) the error in the net asset value calculation is less than 0.5% of net assets per share or (ii) the indicated adjustment to the account is less than $25. Conversely, the Fund will adjust a shareholder account if (i) an error is 0.5% or more of net assets per share, and (ii) the indicated adjustment to the account is $25 or more.

(2)	Custody of Shares:

Share certificates shall be held by Shareholders at their own risk.

The custody of the Share certificates (if issued) representing Shares sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of the Distributor. Trade balance reports shall be delivered by the Sales Handling Companies to the Japanese Shareholders.

(3)	Duration:

Unless terminated, the Fund shall continue without limitation of time.

(4)	Fiscal Year:

The fiscal year of the Fund will be closed each year on the 31st of October.

(5)	Miscellaneous:
(a)	Suspension of Redemption:

The Fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the NYSE is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for protection of investors.

(b)	Liquidation:

The Fund or any series or class of any series may be terminated at any time (i) by the Trustees by written notice to the Shareholders of the Fund or to the Shareholders of the particular series or class, as the case may be, or (ii) by the affirmative vote of the lesser of (1) more than 50% of the outstanding Shares of each series or class entitled to vote, or (2) 67% or more of the Shares of each series or class entitled to vote and present at a meeting called for this purpose if more than 50% of the outstanding Shares of each series or class entitled to vote are present at the meeting in person or by proxy.

(c)	Authorized Shares:

The number of shares authorized is unlimited, and Shares may be issued from time to time.

(d)	Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of the Commonwealth of Massachusetts and with the Boston City Clerk.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by a vote of the Shareholders, provided that Shareholder authorization shall not be required in the case of any amendment (i) having the purpose of changing the name of the Fund or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained in the Declaration Trust or (ii) which is determined by the Trustees in their sole discretion not to have a material adverse effect on the Shareholders of any series or class of Shares.

In Japan, material changes in the Agreement and Declaration of Trust shall be published and notice thereof shall be sent to the Japanese Shareholders.

(e)	Issue of Warrants, Subscription Rights, etc.:

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

(f)	The Procedures Concerning Amendments to the Agreements Concluded Between the Related Companies, etc.:
(i)	Management Contract

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Investment Management Company, on not less than 60 days’ written notice. It may be amended only by a vote of the shareholders of the Fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

(ii)	Sub-Management Contract

The Sub-Management Contract may be terminated with respect to the Fund without penalty by vote of the Trustees or the shareholders of the Fund, or by the Sub-Investment Management Company or the Investment Management Company, on not more than 60 days' written notice nor less than 30 days’ written notice. The Sub-Management Contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not "interested persons" of the Investment Management Company or the Fund. The Sub-Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of the Investment Management Company or the Fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

(iii)	Master Custodian Agreement

The Master Custodian Agreement with the Custodian became effective as of January 1, 2007 and shall continue in full force and effect for an initial term of four (4) years from such effective date, and shall automatically renew for additional consecutive three (3) year terms, unless either party gives 180 days’ prior written notice to the other party of its intent not to renew. If such agreement is terminated (the effective date of such termination being referred to as the “Termination Date”), the Custodian shall, at the reasonable request of the Fund, and subject to the consent of the Custodian (which consent shall not be unreasonably withheld or delayed), continue to provide services hereunder for a period (the “Extension Period”) not to exceed ninety (90) days from the Termination Date, and the compensation payable to the Custodian for its services and expenses during such Extension Period shall not exceed one hundred and five percent (105%) (per annum) of the compensation last agreed upon by the Fund and the Custodian and in effect immediately prior to the Termination Date.

The agreement is construed, and the provisions thereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts.

(iv)	Amended & Restated Investor Servicing Agreement – Open-End Funds

The Amended & Restated Investor Servicing Agreement – Open-End Funds became effective July 1, 2013 and remains in full force and effect until terminated as provided in the agreement. It may be terminated by the Fund upon 90 days' written notice to the Investor Servicing Agent and by the Investor Servicing Agent upon not less than six months' written notice to the Fund.

This agreement is construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

(v)	Master Sub-Accounting Services Agreement

The Master Sub-Accounting Services Agreement shall continue for an additional term ending December 31, 2024, and. after that shall automatically renew for additional consecutive three (3) year terms, unless either party gives 180 days' prior written notice to the other of its intent not to renew.

This agreement is governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

(vi)	Agent Company Agreement:

The Agent Company Agreement shall be effective until terminated upon notice, 30 days prior to the termination date, in writing to the other party to this agreement.

This agreement shall be governed by and construed in accordance with the laws of Japan.

(vii)	Japan Dealer Sales Contract:

Either party to the agreement may terminate the Japan Dealer Sales Contract, without cause upon 30 days' written notice to the other party. Either party to the agreement may also terminate this contract for cause upon the violation by the other party of any of the provisions thereof, such termination to become effective on the date such notice of termination is mailed to the other party.

The contract and the rights and obligations of the parties thereunder shall be governed by and construed under the laws of the Commonwealth of Massachusetts.

4.	Rights of Shareholders, Etc.:
(1)	Rights of Shareholders, Etc.:

Shareholders must register their shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Sales Handling Company cannot exercise directly their Shareholder rights, because their Shares are registered in the name of the custodian. Shareholders in Japan may have the Sales Handling Companies exercise their rights on their behalf in accordance with the Account Agreement with the Sales Handling Companies.

Shareholders in Japan who do not entrust the custody of their Shares to the Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by Shareholders are as follows:

(i)	Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of all classes vote together as a single class except when otherwise required by law or as determined by the Trustees. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right, under certain circumstances, to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

(ii)	Repurchase rights

Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.

(iii)	Rights to receive dividends

Shareholders generally receive any distribution from net investment income monthly and any net realized capital gains annually.

Shareholders may choose to reinvest distributions from net investment income, capital gains or both in additional shares of the Fund or other Putnam funds, or they may receive them in cash in the form of a check or an electronic deposit to a bank account. Investors in Japan must receive all distributions in cash.

(iv)	Right to receive distributions upon dissolution

Shareholders of the Fund are entitled to receive distributions upon dissolution in proportion to the number of shares they then hold, except as otherwise required.

(v)	Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust in the offices of the Secretary of the Commonwealth of Massachusetts. The Trustees shall from time to time determine whether and to what extent, at what times and places and under what conditions and regulations any of the accounts and books of the Fund shall be open to the inspection of the Shareholders, and no Shareholder shall have any right to inspect any account or book or document of the Fund except as conferred by law or otherwise by the Fund or by the Bylaws.

(vi)	Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

(vii)	Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is, at any time after it became effective, any material false or misleading statement in the Fund's U.S. registration statement, or any omission of any material statement required to be stated therein or necessary to cause the statements made therein, in light of the circumstances, to be not misleading, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustees of the issuer (or any person placed in the same position), any person involved in preparing such registration statement or any underwriter of the relevant shares.

(2)	Foreign Exchange Control in the United States:

In the United States, there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(3)	Agent in Japan:

Mori Hamada & Matsumoto

Marunouchi Park Building

6-1, Marunouchi 2-chome

Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purposes of:

(a)      the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and

(b)      representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan of the continuous disclosure and for the filing of the notification with the Commissioner of the Financial Services Agency is each of the following persons:

Ken Miura

Attorney-at-law

Mori Hamada & Matsumoto

Marunouchi Park Building

6-1, Marunouchi 2-chome

Chiyoda-ku, Tokyo

(4)	Jurisdiction:

The Fund acknowledges that the following court shall have jurisdiction over litigations related to transactions in the Units of the Fund acquired by Japanese investors:

Tokyo District Court

1-4, Kasumigaseki 1-chome

Chiyoda-ku, Tokyo

Enforcement proceedings of a final and definitive judgment on such litigation will be conducted in accordance with the applicable laws of the relevant jurisdiction.

III.	FINANCIAL CONDITIONS OF THE FUND

1.	FINANCIAL STATEMENTS

[In Japanese version, audited financial accounts of the Fund for fiscal year ended on October 2023 and 2022, and their Japanese translation are incorporated here.]

2.       CONDITION OF THE FUND

Statement of Net Assets

[Please refer to the attached EXCEL sheet.]

IV.	SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES

1.	Transfer of the Shares

The transfer agent for the registered share certificates is Putnam Investor Services, Inc., 100 Federal Street, Boston, Massachusetts 02110, U. S. A.

The Japanese investors who entrust the custody of their shares to a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2.	Shareholders' meeting

There are no annual shareholders' meetings. Special shareholders' meetings may be held from time to time as required by the Agreement and Declaration of Trust and the 1940 Act.

3.	Special privilege and restriction of transfer for Shareholders

No special privilege is granted to Shareholders.

The acquisition of Shares by any person may be restricted.

PART III. SPECIAL INFORMATION

I.       OUTLINE OF THE TRUST

1.       Outline of the Trust

(1)	Amount of Capital Stock

Not applicable.

(2)	Structure of the Management of the Fund

See “PART I. INFORMATION CONCERNING THE FUND, I. DESCRIPTION OF THE FUND, 1. NATURE OF THE FUND, (3) Structure of the Fund, (iii) Trustees” above.

2.	Description of Business and Outline of Operation

The Fund may carry out any administrative and managerial acts, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund’s assets.

Franklin Advisers, Inc. serves as the Trust’s Investment Manager. State Street Bank and Trust Company, the Fund’s custodian, is responsible for maintaining the Fund’s assets, keeping all necessary accounts and records of Fund assets, and appointing any non-U.S. sub-custodians or non-U.S. securities depositories.

3.	Financial Statements of the Management Company

Not applicable.

4.	Restrictions on Transactions with Interested Parties:

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, the Investment Management Company, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any affiliated person thereof (including any shareholder who holds to the actual knowledge of the Investment Management Company, on his own account whether in his own or other name (as well as a nominee’s name), 5% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund’s prospectus and statement of additional information and is consistent with the Fund’s current compliance policy pursuant to Rule 17a-7 under the 1940 Act.

5.	Miscellaneous
(1)	Changes of Trustees and Officers

The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. A Trustee may be removed (i) by vote of the holders of two-thirds of the outstanding shares at a meeting called for the purpose or (ii) by vote of two-thirds of the Trustees. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

(2)	Amendment to the Agreement and Declaration of Trust

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by a vote of the Shareholders, provided that Shareholder authorization shall not be required in the case of any amendment (i) having the purpose of changing the name of the Fund or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained in the Declaration Trust or (ii) which is determined by the Trustees in their sole discretion not to have a material adverse effect on the Shareholders of any series or class of Shares.

(3)	Litigation and Other Significant Events

Nothing which has or which would have a material adverse effect on the Fund has occurred which has not been disclosed. The fiscal year end of the Fund is October 31.

II.	OUTLINE OF THE OTHER RELATED COMPANIES

1	Name, Amount of Capital and Description of Business:
(A)	Franklin Advisers, Inc. (the Investment Management Company):
(1)	Amount of Paid-in capital of the Investment Management Company:

U.S. $ 145,415,216* (approximately JPY 22.8 billion) (unaudited) as of the end of March, 2024.

* fully-paid common stock.

(2)	Description of Business:

Franklin Advisers, Inc., One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund’s investment management company. The Investment Management Company is a wholly-owned subsidiary of Franklin Resources, Inc. (Resources). Together, Investment Management Company and its affiliates manage, as of May 31, 2024, approximately $1.64 trillion in assets, and have been in the investment management business since 1947.

(B)	Putnam Investment Management, LLC (the Sub-Adviser):
(1)	Amount of Paid-in capital of the Sub-Adviser:

U.S. $ 102,931,493* (approximately JPY [ ]billion) (unaudited) as of the end of March, 2024.

* fully-paid common stock

(2)	Description of Business:

Putnam Investment Management, LLC 100 Federal Street, Boston MA 02110 is the Fund’s sub-advisor. The Investment Management Company is a wholly-owned subsidiary of Franklin Resources, Inc. (Resources). Together, Investment Management Company and its affiliates manage, as of May 31, 2024, approximately $1.64 trillion in assets, and have been in the investment management business since 1947.

(C)	Putnam Investor Services, Inc. (the Investor Servicing Agent):
(1)	Amount of Capital of the Investor Servicing Agent:

U.S. $ 84,395,183 * (approximately JPY 12.5 billion) (unaudited) as of the end of December, 2023.

*	Consists of all components and equity and Parent Company relationship.
(2)	Description of Business:

Putnam Investor Services, Inc. is a Massachusetts corporation and is an indirect wholly-owned subsidiary of Franklin Templeton, parent company of the Investment Management Company.

(D)	State Street Bank and Trust Company (the Custodian and Sub-Accounting Agent)
(1)	Amount of Capital (Consolidated Shareholder’s Equity):

Total consolidated shareholder’s equity: U.S. $ 22.32 billion (JPY 3,293.3 billion) (unaudited) as of the end of September, 2023.

(2)	Description of Business

State Street Bank and Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of State Street Bank Holding Company. State Street Bank and Trust Company has been providing custody services to mutual funds, since 1924.

(E)	Putnam Retail Management Limited Partnership ("Putnam Retail Management") (the Principal Underwriter):
(1)	Amount of Capital:

U.S. $ 75,463,516 * (approximately JPY 11.1 billion) (unaudited) as of the end of December, 2023.

*	Consists of all components of equity. Excludes Parent Company relationship.
(2)	Description of Business:

Putnam Retail Management is the Principal Underwriter of the shares of Putnam funds including the Fund.

(F)	Putnam Investments Limited (the Sub-Investment Management Company):
(1)	Amount of Capital:

U.S. $ 22,867,251 * (approximately JPY 3.4 billion) (unaudited) as of the end of December, 2023.

*	Consists of figure reported to FCA (UK Financial Conduct Authority) on a semi-annual basis, translated into U.S. Dollars. On non-reporting month-ends, consists of the prior reported figure rolled forward to include net income or loss.
(2)	Description of Business:

Putnam Investments Limited is a United Kingdom corporation and an affiliate of the Investment Management Company. Putnam Investments Limited provides a full range of international investment advisory services to institutional and retail clients.

(G)	Franklin Templeton Services, LLC (the Sub-Administrator):
(1)	Amount of Capital:

U.S. $ 15,649,418 (approximately JPY [ ] billion) (unaudited) as of the end of March 31, 2024.

(2)	Description of Business:

Franklin Templeton Services, LLC is an indirect, wholly-owned subsidiary of Franklin Templeton. Franklin Templeton Services, LLC provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

(H)	Mizuho Securities Co., Ltd. (Distributor in Japan and Agent Company):
(1)	Amount of Capital:

JPY 125,167 million as of the end of December, 2023.

(2)	Description of Business:

Mizuho Securities Co., Ltd. is a first financial instruments firm in Japan under the Financial Instruments and Exchange Law. Mizuho Securities Co., Ltd. engages in handling the sales and redemptions of the Fund shares for the offering of foreign investment funds.

2	Outline of Business Relationship with the Fund:
(A)	Franklin Advisers, Inc. (the Investment Management Company):

Franklin Advisers, Inc. acts as investment manager of the Fund and investment adviser concerning the Fund's assets.

(B)	Putnam Investment Management, LLC (the Sub-Adviser):

Putnam Investment Management, LLC provides sub-advisery services for a portion of the Fund's assets.

(C)	Putnam Investor Services, Inc. (the Investor Servicing Agent):

Putnam Investor Services, Inc. provides shareholder services to the Fund.

(D)	State Street Bank and Trust Company (the Custodian and Sub-Accounting Agent)

State Street Bank and Trust Company provides custody and sub-accounting services to the Fund.

(E)	Putnam Retail Management Limited Partnership ("Putnam Retail Management") (the Principal Underwriter):

Putnam Retail Management engages in providing marketing services to the Fund.

(F)	Putnam Investments Limited (the Sub-Investment Management Company):

Putnam Investments Limited provides investment advisory services for a portion of the Fund's assets as determined by the Investment Management Company.

(G)	Franklin Templeton Services, LLC (the Sub-Administrator):

Franklin Templeton Services, LLC provides sub-administrative services for a portion of the Fund's assets as determined by the Investment Management Company.

(H)	Mizuho Securities Co., Ltd. (Distributor in Japan and Agent Company):

The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

3	Capital Relationships

100% of the interests in the Investment Management Company, the Sub-Adviser the Sub-Investment Management Company, the Investor Servicing Agent, the Principal Underwriter and the Sub-Administrator are held indirectly by Franklin Templeton.

III.	OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

[Please refer to the attached "Outline of System of Investment Trusts in MA".]

IV.	MISCELLANEOUS

(1)       As to information set forth from the cover page to the page before the main text of the Prospectus.

a.	The start date of use may be set forth.
b.	The following may be set forth:
-	a statement to the effect of "please read the contents of this Prospectus carefully before subscribing".
c.	The name or other logos and marks, etc. of the Investment Management Company may be included.
d.	Designs may be used.

(2)	The following sentence may be included as investment risks in the Mandatory Prospectus.
-	"All profit and loss arising in respect of the assets managed by the Fund are attributable to the Unitholders. There is no assurance that the capital invested in the Fund will be secured. (Investment funds are different from saving deposits.)"
-	"The provisions of Article 37-6 of Financial Instruments and Exchange Law of Japan (so-called "cooling-off") do not apply to the transactions of the Fund."

(3)	The most recent record of the performance of the Fund may be set forth in the Mandatory Prospectus.

(4)	Main items to be set forth on the share certificate of the Fund (if issued) are as follows:

(1) Front

a.	Name of the Fund
b.	Number of shares represented
c.	Signatures of the Chairman and Transfer Agent
d.	Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

(2) Back

a.	Space for endorsement
b.	Description concerning delegation of transfer agency

Attachment

Description of Major Fixed Income Securities (Note)

US Government Securities	Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds' shares.
Mortgage-Backed Securities (MBS)	Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans.
Asset-Backed Securities (ABS)	Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.
Investment-Grade Bonds	Securities that are rated in one of the four highest rating categories as determined by a statistical rating organization that is nationally recognized in the U.S., such as Standard & Poor's, Fitch or Moody's, or are unrated securities determined to be of comparable quality. Investment grade securities are rated (from highest to lowest quality) as AAA, AA, A or BBB by Standard & Poor's and Fitch or as Aaa, Aa, A or Baa by Moody's.

High Yield Securities	Non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds" are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. High yield securities will generally be in the lower rating categories and rated Ba or lower by Moody's or BB or lower by Standard & Poor's, or they will be will be non-rated.
Non-U.S. Securities	The debt obligations of non-U.S. governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the applicable non-U.S. government.
Emerging Market Securities	Emerging market issuers are tied economically to countries with developing, or emerging market, economies. Countries with emerging market economies are those with securities markets that are less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation.
(Note)	"Description of Major Fixed Income Securities" are defined by the Investment Management Company.

Filed Document:	ANNUAL SECURITIES REPORT

To be Filed with:	Director of Kanto Local Finance Bureau

Fiscal Year:	29th Term
(From November 1, 2022 to October 31, 2023)

Filing Date:	April 12, 2024

Name of the Reporting Fund:	PUTNAM INCOME FUND

Name of the Issuer:	PUTNAM INCOME FUND

Name and Official Title of	Jonathan S. Horwitz
Representative of the Fund:	Executive Vice President, Principal Executive
Officer and Compliance Liaison

Address of Principal Office:	100 Federal Street
Boston, Massachusetts 02110
U. S. A.

Name and Title of Reporting Agent:	Ken Miura
Attorney-at-Law

Address or Place of Business	Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Ken Miura
Attorney-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

Places where a Copy of this Annual

Securities Report is Available

for Public Inspection	Not applicable.

Note 1: The exchange rate of U.S. Dollars ("dollar" or "$") into Japanese Yen is JPY 147.55 for one U.S. Dollar, which is the actual middle point between the selling and buying currency rate by telegraphic transfer on the January 31, 2024 quoted by MUFG Bank, Ltd. The same rate applies hereinafter.

Note 2: In this document, money amounts and percentages ending in the numeral 5 or higher have been rounded up to 10 and otherwise rounded down. Therefore, there are cases in which the amount for the "total" column is not equal to the aggregate amount. Also, conversion into other currencies is done by simply multiplying the corresponding amount by the conversion rate specified and rounding the resulting number up to 10 if the amount ends in the numeral 5 or higher and otherwise rounding down when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

Note 3: In this report, "fiscal year" refers to the year from November 1 to October 31 of the following year.

PART I. INFORMATION CONCERNING THE FUND

I.	DESCRIPTION OF THE FUND

The description in this item is the same as the description in PART II., I. DESCRIPTION OF THE FUND of the Securities Registration Statement set forth before.

II.	MANAGEMENT AND ADMINISTRATION

The description in this item is the same as the description in PART II., II. MANAGEMENT AND ADMINISTRATION of the Securities Registration Statement set forth before.

III.	FINANCIAL CONDITION OF THE FUND

The description in this item is the same as the description in PART II., III. FINANCIAL CONDITIONS OF THE FUND of the Securities Registration Statement set forth before.

IV.	SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES

The description in this item is the same as the description in PART II., IV. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES of the Securities Registration Statement set forth before.

PART II. SPECIAL INFORMATION

I.	OUTLINE OF THE MANAGEMENT COMPANY

The description in this item is the same as the description in PART III., I. OUTLINE OF THE MANAGEMENT COMPANY of the Securities Registration Statement set forth before.

II.	OUTLINE OF THE OTHER RELATED COMPANIES

The description in this item is the same as the description in PART III., II. OUTLINE OF THE OTHER RELATED COMPANIES of the Securities Registration Statement set forth before.

III.	OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

The description in this item is the same as the description in PART III., III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS of the Securities Registration Statement set forth before.

IV.	REFERENCE INFORMATION

The following documents concerning the Fund have been filed with Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan.

April 12, 2023:	Securities Registration Statement / Annual Securities Report (the 28th term)
July 31, 2023:	Semi-annual Report (during the 29th term) / Amendment to Securities Registration Statement

V.       MISCELLANEOUS

Not applicable.

Attachment

The description in this item is the same as the description in the Attachment of the Securities Registration Statement set forth before.